Spartan®

Connecticut Municipal
Funds

and

Fidelity®
Connecticut Municipal
Money Market Fund

Annual Report

November 30, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Spartan Connecticut Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan Connecticut Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Connecticut Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Connecticut Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	7.41%	28.57%	88.67%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	7.57%	30.58%	n/a*
Connecticut Municipal Debt Funds Average	6.97%	24.91%	85.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	7.41%	5.15%	6.55%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	7.57%	5.48%	n/a*
Connecticut Municipal Debt Funds Average	6.97%	4.55%	6.36%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $18,867 - an 88.67% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,867 - a 98.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

Total Return Components

	Years ended November 30,
	2000	1999	1998	1997	1996
Dividend returns	5.30%	4.52%	4.92%	5.19%	5.29%
Capital returns	2.11%	-5.64%	2.28%	1.69%	0.36%
Total returns	7.41%	-1.12%	7.20%	6.88%	5.65%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.56¢	27.84¢	55.27¢
Annualized dividend rate	5.02%	5.04%	5.08%
30-day annualized yield	4.65%	-	-
30-day annualized tax-equivalent yield	7.61%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.06 over the past one month, $11.02 over the past six months and $10.89 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% combined effective 2000 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Connecticut Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

For the first time since their heyday in the late 1980s and early 1990s, municipal bonds were on the brink of having a higher calendar year return than the bellwether stock market benchmark, the Standard & Poor's 500SM Index. For the one-year period ending November 30, 2000, the Lehman Brothers Municipal Bond Index - an index of more than 35,000 investment-grade, fixed-rate, tax-exempt bonds - returned 8.18%. During the same period, the S&P 500 was down 4.22%. Compared to taxable bonds, the muni market trailed the absolute return of the Lehman Brothers Aggregate Bond Index - a proxy for the taxable bond market - which gained 9.06%. On a tax-equivalent yield basis, however, the edge generally went to munis. A number of factors contributed to the rebound in municipal bond interest. Given the sharp increase in high-income households, individual investors - or retail investors, as they're commonly called in the industry - flocked to munis for both the high yields and tax advantages they offered and, later in the period, for protection from volatile equity markets. This surge in demand was countered by relatively light supply compared to previous years, a scenario that boosted muni bond prices. The credit quality of municipal bonds also became more attractive, as the strong U.S. economy led to credit upgrades for many municipal bond issuers.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Connecticut Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period ending November 30, 2000, the fund returned 7.41%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 6.97% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 7.57%.

Q. Despite a weak start, the Connecticut municipal market ended the year with strong gains. What fueled the market's revival?

A. A number of factors specific to Connecticut helped boost its municipal bond market. The supply of municipals available in the state was limited and the demand for them strengthened. In addition, Connecticut issuers tend to be very high quality, which helped during a period when lower-quality municipals languished. But most of the credit for the Connecticut muni market's recent rally goes to changing expectations about inflation and interest rates. Early in the period, investors feared the Federal Reserve Board would continue to raise interest rates to slow economic growth and curtail inflation. That forced bond yields higher and their prices lower. Those worries and the fact that the Fed did raise rates on several occasions caused the fund's share price to fall. Since June, however, conditions steadily improved. There was a growing sense among many investors that the Fed might be at the end of its cycle of rate hikes given signs of weakening economic conditions. In response, municipal bonds performed well as yields declined and investors became increasingly more optimistic about the direction of interest rates. The fund's total return for the year reflects the combination of price gains or losses plus the income generated by its holdings during the period.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What helped the fund beat its peers during the year?

A. A key factor was the fund's larger-than-average stake in premium coupon bonds - those that pay interest rates above prevailing rates. Because they generally were protected against the unfavorable tax treatment that can hurt some bonds when interest rates change, premiums outperformed discount and par coupon bonds, which carry interest rates below and at prevailing market rates, respectively. Also, the fund benefited from focusing on various bond maturities at different points in time. Early on, I emphasized longer-term securities, which was a plus for performance. That's because their yields fell the most as investors started to anticipate lower interest rates, pushing their prices up and helping them outpace their short- and intermediate-term counterparts. More recently, however, I added more intermediate-maturity bonds based on their attractive value.

Q. Was there anything else that helped performance?

A. Focusing on bonds with higher credit ratings was a plus. Lower-rated securities performed rather poorly during the year. As of November 30, 2000, approximately two-thirds of the fund's investments were in bonds with the highest credit rating of AAA by Standard & Poor's® or Aaa by Moody's Investor Services. Also, an additional 30% or so of the fund's investments were in bonds rated "investment-grade," with a rating of BBB- or higher by Standard & Poor's or Baa or higher by Moody's.

Q. Were there any disappointments during the period?

A. The main disappointment was the early poor performance of the health care sector, which encountered problems due to cutbacks in Medicare and other reimbursement sources. More recently, however, health care bonds improved when the government reversed some of its earlier Medicare cutbacks, and HMOs and other payers increased their reimbursements. Even though the outlook for health care bonds improved, I remained cautious and emphasized insured health care bonds.

Q. What's ahead for the Connecticut municipal market?

A. The state's economy appears to be reasonably strong, which bodes well for a continuation of its relatively high credit quality. However, I'll keep a close eye on conditions in the state to ascertain how the national economic slowdown will affect Connecticut. If the Fed does what the market expects and lowers interest rates, municipals should benefit. In addition, municipals are priced somewhat cheaply compared to Treasury securities, which could grab investors' interest. For investors in the highest tax bracket, municipals frequently offer yields above 9.00% on a tax-adjusted basis. Attractive prices, relatively high tax-free yields and the expectation for lower interest rates could benefit municipals' near-term performance.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income, exempt from federal and Connecticut personal income taxes

Fund number: 407

Trading symbol: FICNX

Start date: October 29, 1987

Size: as of November 30, 2000, more than $347 million

Manager: George Fischer, since 1996; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the fund's interest-rate sensitivity:

"The main source of volatility in this fund's share price is fluctuations in the general level of interest rates. Municipal interest rates are affected by inflation, Federal Reserve Board policy and new-issue supply, among other factors. One way that we estimate how sensitive a bond - or a fund - is to such shifts is to calculate its duration. The higher a bond's or a fund's duration, the more sensitive it will be to changes in interest rates.

"As of November 30, 2000, Spartan Connecticut Municipal Income Fund had a duration of 6.5 years. This means that the fund's net asset value would rise approximately 6.5% when yields fall 1%, and fall approximately 6.5% when yields rise 1%, all else being equal. The value of funds with a shorter duration would change less in response to interest-rate changes, and the value of funds with a longer duration would change more."

  At the end of the period, the fund had 8.2% of net assets in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states. When the supply of Connecticut municipals is limited or their prices look expensive, the manager occasionally invests in Puerto Rico bonds.
  On January 18, 2001, the Board of Trustees of Spartan Connecticut Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 to 30 days. Redemptions after January 26, 2001, of shares held less than 30 days will be subject to a fee of 0.50% of the amount redeemed.

Annual Report

Spartan Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	30.8	31.4
Special Tax	15.9	13.9
Health Care	14.8	16.2
Education	9.8	8.1
Water & Sewer	7.1	7.6
Average Years to Maturity as of November 30, 2000
		6 months ago
Years	13.7	13.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2000
6 months ago
Years	6.5	6.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates.
If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of November 30, 2000 As of May 31, 2000

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Connecticut Municipal Income Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Bonds - 94.9%
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - 86.7%
Branford Gen. Oblig.:
7% 6/15/08 (FGIC Insured)	Aaa	$ 500,000	$ 572,595
7% 6/15/09 (FGIC Insured)	Aaa	500,000	578,640
Bridgeport Gen. Oblig. Series A:
6% 9/1/03 (AMBAC Insured)	Aaa	2,000,000	2,075,280
6% 9/1/05 (AMBAC Insured)	Aaa	4,000,000	4,230,680
6% 7/15/11 (FGIC Insured)	Aaa	1,320,000	1,441,044
6.125% 7/15/15 (FGIC Insured)	Aaa	6,235,000	6,731,244
6.5% 9/1/07 (AMBAC Insured)	Aaa	2,290,000	2,525,435
Connecticut Clean Wtr. Fund Rev.:
Series 1991, 7% 1/1/11	Aaa	2,500,000	2,554,350
5.75% 3/1/07	Aaa	2,115,000	2,248,710
6% 10/1/12 (a)	Aaa	6,000,000	6,601,620
6.8% 7/1/05	Aaa	1,000,000	1,021,680
Connecticut Dev. Auth. Rev. (Hartford Civic Ctr. Proj.) Series A:
4.75% 11/15/13	A1	1,525,000	1,465,937
6% 11/15/07	A1	1,525,000	1,644,042
6% 11/15/08	A1	1,525,000	1,652,170
6% 11/15/09	A1	1,525,000	1,656,013
Connecticut Dev. Auth. Wtr. Facilities Rev. (Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (c)	Aaa	3,000,000	3,119,220
Connecticut Gen. Oblig.:
(College Savings Plan Proj.) Series B:
0% 11/1/06	Aa3	1,800,000	1,361,934
0% 11/1/09	Aa3	4,000,000	2,598,680
Series 1998 B, 5.5% 3/15/08	Aa3	3,850,000	4,054,705
Series 1999 B, 5.875% 11/1/16	Aa3	4,550,000	4,843,202
Series 2000 A, 6% 4/15/17	Aa3	5,840,000	6,274,146
Series A:
5.25% 6/15/12 (FGIC Insured)	Aa3	2,225,000	2,287,478
5.25% 3/1/13	Aa3	1,500,000	1,526,115
6% 3/1/06	Aa3	2,700,000	2,883,573
Series B:
5.25% 6/15/07	Aa3	1,410,000	1,463,425
5.5% 11/1/17	Aa3	1,500,000	1,535,145
5.75% 11/1/10	Aa3	1,000,000	1,080,240
5.875% 6/15/17	Aa3	1,500,000	1,587,285
6% 10/1/05	Aa3	6,430,000	6,841,134
Series E:
6% 3/15/12	Aa3	1,365,000	1,495,808
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
6% 3/15/12 (Escrowed to Maturity) (d)	Aa3	$ 35,000	$ 38,271
Connecticut Health & Edl. Facilities Auth. Rev.:
(Bristol Hosp. Proj.) Series A:
7% 7/1/09 (MBIA Insured)	Aaa	1,750,000	1,787,853
7% 7/1/20 (MBIA Insured)	Aaa	4,180,000	4,268,449
(Connecticut College Proj.) Series B, 6.625% 7/1/11 (MBIA Insured) (Pre-Refunded to 7/1/01 @ 102) (d)	Aaa	1,200,000	1,239,252
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	Aaa	4,695,000	4,705,611
(Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	Aaa	6,210,000	6,285,389
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28	AAA	2,500,000	2,286,925
5.2% 8/1/38	AAA	4,190,000	3,825,805
(Hosp. for Spl. Care Issue Proj.) Series B:
5.375% 7/1/17	Baa2	2,700,000	2,309,715
5.5% 7/1/27	Baa2	2,500,000	2,068,600
(Kent School Proj.) Series B:
5.1% 7/1/07 (MBIA Insured)	Aaa	265,000	272,404
5.25% 7/1/08 (MBIA Insured)	Aaa	305,000	314,794
5.375% 7/1/09 (MBIA Insured)	Aaa	345,000	357,116
5.4% 7/1/10 (MBIA Insured)	Aaa	685,000	708,324
(Loomis Chaffee School Proj.) Series C, 5.5% 7/1/26 (MBIA Insured)	Aaa	1,430,000	1,412,668
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (d)	Aaa	3,195,000	3,817,003
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	Aaa	1,940,000	1,986,288
(New Britain Memorial Hosp. Proj.) Series A, 7.75% 7/1/22 (Pre-Refunded to 7/1/02 @ 102) (d)	AAA	6,500,000	6,954,545
(Quinnipiac College Proj.) Series D:
6% 7/1/13	BBB-	1,300,000	1,290,250
6% 7/1/23	BBB-	940,000	915,325
(Sacred Heart Univ. Proj.):
Series A, 6.85% 7/1/22, LOC Fleet Nat'l. Bank, Providence (Pre-Refunded to 7/1/02 @ 102) (d)	Baa3	1,000,000	1,054,830
Series C:
6% 7/1/06 (Escrowed to Maturity) (d)	Baa3	190,000	202,265
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
6.5% 7/1/16 (Pre-Refunded to 7/1/06 @ 102) (d)	Baa3	$ 3,020,000	$ 3,334,986
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	Aaa	4,050,000	4,076,082
6.5% 7/1/11 (AMBAC Insured)	Aaa	2,780,000	3,135,117
6.5% 7/1/13 (AMBAC Insured)	Aaa	3,125,000	3,554,563
(Sharon Health Care, Inc. Proj.) Series A:
8.75% 7/1/06 (Pre-Refunded to 7/1/01 @ 103) (d)	AAA	450,000	474,323
9% 7/1/13 (Pre-Refunded to 7/1/01 @ 103) (d)	AAA	1,300,000	1,371,695
9.2% 7/1/21 (Pre-Refunded to 7/1/01 @ 103) (d)	AAA	1,500,000	1,584,405
(Stamford Hosp. Issue Proj.) Series G, 5% 7/1/24 (MBIA Insured)	Aaa	4,895,000	4,489,596
(Trinity College Issue Prog.) Series E, 5.875% 7/1/26 (MBIA Insured)	Aaa	3,500,000	3,575,845
(Veterans Memorial Med. Ctr. Proj.) Series A:
5.5% 7/1/26 (MBIA Insured)	Aaa	3,770,000	3,724,308
6.25% 7/1/05 (MBIA Insured)	Aaa	2,265,000	2,415,555
(Yale Univ. Proj.) 5.929% 6/10/30	Aaa	10,400,000	10,379,711
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Family Ed. Ln. Prog.) Series A:
5.5% 11/15/09 (c)	A1	1,000,000	1,015,130
7.2% 11/15/10 (c)	A	670,000	689,417
Series A:
7.375% 11/15/05 (c)	A1	400,000	400,720
7.5% 11/15/10 (c)	A1	1,355,000	1,357,575
Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.):
Series B, 6.2% 5/15/12	Aa2	2,500,000	2,604,000
Series E, 6.2% 5/15/14	Aa2	1,000,000	1,041,720
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A:
6% 1/1/04 (MBIA Insured)	Aaa	1,790,000	1,866,684
6% 1/1/05 (MBIA Insured)	Aaa	1,880,000	1,982,159
6% 1/1/06 (MBIA Insured)	Aaa	2,000,000	2,129,320
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A:
5.25% 11/15/08 (MBIA Insured)	Aaa	3,300,000	3,419,394
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A: - continued
5.5% 11/15/11 (MBIA Insured)	Aaa	$ 2,500,000	$ 2,599,525
Connecticut Resources Recovery Auth. Resources Recovery Rev. (Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (c)	Aaa	3,000,000	2,961,240
5.5% 11/15/09 (MBIA Insured) (c)	Aaa	2,000,000	2,086,440
Connecticut Spl. Assessment Second Injury Fund Series 2000 A, 5.125% 1/1/13 (FSA Insured)	Aaa	2,000,000	2,018,480
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series A:
5.125% 9/1/05	A1	2,250,000	2,300,648
5.5% 11/1/06 (FSA Insured)	Aaa	1,000,000	1,048,470
7.125% 6/1/10	Aaa	3,550,000	4,151,015
Series B:
0% 6/1/08	A1	3,500,000	2,425,990
5.4% 10/1/10 (MBIA Insured)	Aaa	2,545,000	2,646,927
5.5% 11/1/07 (FSA Insured)	Aaa	7,300,000	7,684,272
6.125% 9/1/12	A1	5,000,000	5,510,250
6.15% 9/1/09	A1	1,500,000	1,645,635
6.5% 10/1/07 (Escrowed to Maturity) (d)	Aaa	2,250,000	2,503,283
6.5% 10/1/10	A1	3,250,000	3,674,320
6.5% 10/1/12	A1	7,100,000	8,080,226
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (c)	BBB	1,000,000	960,630
Meriden Gen. Oblig.:
6.25% 8/1/05 (FGIC Insured)	Aaa	1,500,000	1,607,175
6.25% 8/1/06 (FGIC Insured)	Aaa	2,000,000	2,167,300
Naugatuck Gen. Oblig.:
7.25% 9/1/04 (MBIA Insured)	Aaa	215,000	234,808
7.4% 9/1/07 (MBIA Insured)	Aaa	370,000	428,253
7.4% 9/1/08 (MBIA Insured)	Aaa	370,000	434,473
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	Aaa	2,000,000	2,209,420
6% 4/15/07 (AMBAC Insured)	Aaa	1,615,000	1,738,192
6% 2/1/12 (MBIA Insured)	Aaa	400,000	441,652
7% 4/1/07 (MBIA Insured)	Aaa	580,000	653,822
7% 4/1/08 (MBIA Insured)	Aaa	580,000	662,221
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
New Haven Gen. Oblig.:
Series A, 6% 8/1/05 (FGIC Insured)	Aaa	$ 3,410,000	$ 3,618,181
6% 2/15/05 (FGIC Insured)	Aaa	1,650,000	1,741,460
7% 2/15/03 (FGIC Insured)	Aaa	1,000,000	1,052,240
7% 2/15/04 (FGIC Insured)	Aaa	1,150,000	1,233,145
7% 2/15/05 (FGIC Insured)	Aaa	750,000	818,445
8.25% 8/15/01	A3	640,000	655,008
Newtown Gen. Oblig. 6% 6/15/06 (MBIA Insured)	Aaa	785,000	839,879
North Thompsonville Fire District #10:
6.75% 6/1/07 (MBIA Insured)	Aaa	180,000	201,487
6.75% 6/1/08 (MBIA Insured)	Aaa	190,000	215,008
6.75% 6/1/09 (MBIA Insured)	Aaa	200,000	228,478
6.75% 6/1/10 (MBIA Insured)	Aaa	215,000	247,626
6.75% 6/1/11 (MBIA Insured)	Aaa	230,000	266,335
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 11:
5.625% 8/1/05 (FGIC Insured)	Aaa	4,000,000	4,180,240
5.75% 8/1/12 (FGIC Insured)	Aaa	5,000,000	5,185,250
Stamford Gen. Oblig.:
6.25% 2/15/03	Aaa	1,725,000	1,792,758
6.25% 2/15/05	Aaa	535,000	571,610
6.6% 1/15/07	Aaa	295,000	327,391
6.6% 1/15/08	Aaa	1,480,000	1,660,634
6.6% 1/15/09	Aaa	1,000,000	1,132,810
Stamford Hsg. Auth. Multifamily Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (c)		6,000,000	5,570,100
Stratford Gen. Oblig. 7% 6/15/08 (FGIC Insured)	Aaa	500,000	572,595
Univ. of Connecticut Rev. (Student Fee Prog.) Series A:
5.75% 11/15/29 (FGIC Insured)	Aaa	6,850,000	7,020,291
6% 11/15/25 (FGIC Insured)	Aaa	4,000,000	4,198,000
West Hartford Gen. Oblig.:
5% 7/15/11	Aaa	1,750,000	1,772,295
6.5% 7/15/05	Aaa	2,000,000	2,170,080
6.5% 7/15/06	Aaa	2,000,000	2,199,000
Municipal Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Connecticut - continued
Wolcott Gen. Oblig.:
7% 6/15/09 (FGIC Insured)	Aaa	$ 445,000	$ 514,990
7% 6/15/10 (FGIC Insured)	Aaa	440,000	514,237
Woodstock Spl. Oblig. Rev. (Woodstock Academy Proj.) 7% 3/1/08 (AMBAC Insured)	Aaa	725,000	743,292
			300,793,049
Puerto Rico - 8.2%
Puerto Rico Commonwealth Gen. Oblig. 5.75% 7/1/26 (MBIA Insured)	Aaa	5,700,000	5,896,251
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series V, 6.625% 7/1/12	Baa1	1,750,000	1,830,518
Series Y:
5% 7/1/36	Baa1	2,750,000	2,548,865
5.5% 7/1/36 (FSA Insured)	Aaa	1,500,000	1,528,005
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series A:
4.75% 7/1/38	Baa1	5,120,000	4,448,102
5% 7/1/38	Baa1	1,270,000	1,160,450
Series B, 6% 7/1/31	Baa1	2,250,000	2,367,720
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series AA, 5.375% 7/1/14 (MBIA Insured)	Aaa	3,250,000	3,357,413
4.75% 7/1/24 (MBIA Insured)	Aaa	4,500,000	4,078,935
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	Aaa	1,250,000	1,264,438
			28,480,697
TOTAL MUNICIPAL BONDS (Cost $318,164,725)			329,273,746
Municipal Notes - 1.4%
	Principal Amount	Value (Note 1)
Connecticut - 1.4%
Connecticut Gen. Oblig. Participating VRDN:
Series PA 723R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	$ 2,500,000	$ 2,500,000
Series PT 1246, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,500,000	2,500,000
TOTAL MUNICIPAL NOTES (Cost $5,000,000)		5,000,000
TOTAL INVESTMENT PORTFOLIO - 96.3% (Cost $323,164,725)	334,273,746
NET OTHER ASSETS - 3.7%	12,910,808
NET ASSETS - 100%	$ 347,184,554
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
35 Bond Buyer Municipal Bond Index Contracts	Dec. 2000	$ 3,538,281	$ 73,539

The face value of futures purchased as a percentage of net assets - 1.0%
Security Type Abbreviations
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $220,054.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, inc.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	84.6%	AAA, AA, A	89.8%
Baa	6.4%	BBB	3.5%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	30.8%
Special Tax	15.9
Health Care	14.8
Education	9.8
Water & Sewer	7.1
Escrowed/Pre-Refunded	6.6
Others* (individually less than 5%)	15.0
100.0%
* Includes short-term investments and net other assets
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $323,164,725. Net unrealized appreciation aggregated $11,109,021, of which $13,163,616 related to appreciated investment securities and $2,054,595 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $617,000 all of which will expire on November 30, 2008.

During the fiscal year ended November 30, 2000, 100% of the fund's income dividends was free from federal income tax, and 5.81% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $323,164,725) - See accompanying schedule		$ 334,273,746
Cash		8,218,845
Receivable for fund shares sold		3,000
Interest receivable		5,384,339
Receivable for daily variation on futures contracts		20,781
Total assets		347,900,711
Liabilities
Payable for fund shares redeemed	$ 206,271
Distributions payable	404,257
Accrued management fee	105,629
Total liabilities		716,157
Net Assets		$ 347,184,554
Net Assets consist of:
Paid in capital		$ 337,307,222
Undistributed net investment income		13,583
Accumulated undistributed net realized gain (loss) on investments		(1,318,811)
Net unrealized appreciation (depreciation) on investments		11,182,560
Net Assets, for 31,259,501 shares outstanding		$ 347,184,554
Net Asset Value, offering price and redemption price per share ($347,184,554 ÷ 31,259,501 shares)		$11.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income		$ 17,952,145
Expenses
Management fee	$ 1,283,924
Transfer agent fees	218,935
Accounting fees and expenses	93,831
Non-interested trustees' compensation	1,087
Custodian fees and expenses	6,467
Registration fees	21,245
Audit	32,348
Legal	23,545
Miscellaneous	904
Total expenses before reductions	1,682,286
Expense reductions	(290,078)	1,392,208
Net investment income		16,559,937
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(278,794)
Futures contracts	(224,435)	(503,229)
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,788,332
Futures contracts	274,398	7,062,730
Net gain (loss)		6,559,501
Net increase (decrease) in net assets resulting from operations		$ 23,119,438

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 16,559,937	$ 17,161,105
Net realized gain (loss)	(503,229)	941,452
Change in net unrealized appreciation (depreciation)	7,062,730	(22,155,266)
Net increase (decrease) in net assets resulting from operations	23,119,438	(4,052,709)
Distributions to shareholders From net investment income	(16,597,375)	(17,161,105)
From net realized gain	-	(941,452)
In excess of net realized gain	-	(671,785)
Total distributions	(16,597,375)	(18,774,342)
Share transactions Net proceeds from sales of shares	54,643,783	54,402,897
Reinvestment of distributions	11,897,349	13,953,708
Cost of shares redeemed	(72,012,949)	(72,872,431)
Net increase (decrease) in net assets resulting from share transactions	(5,471,817)	(4,515,826)
Redemption fees	21,396	22,778
Total increase (decrease) in net assets	1,071,642	(27,320,099)
Net Assets
Beginning of period	346,112,912	373,433,011
End of period (including undistributed net investment income of $13,583 and $0, respectively)	$ 347,184,554	$ 346,112,912
Other information
Shares Sold	5,009,609	4,827,219
Issued in reinvestment of distributions	1,091,583	1,239,956
Redeemed	(6,657,632)	(6,503,445)
Net increase (decrease)	(556,440)	(436,270)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.880	$ 11.580	$ 11.420	$ 11.240	$ 11.200
Income from Investment Operations Net investment income	.549 B	.526	.541	.559	.569
Net realized and unrealized gain (loss)	.233	(.651)	.260	.190	.039
Total from investment operations	.782	(.125)	.801	.749	.608
Less Distributions
From net investment income	(.553)	(.526)	(.541)	(.559)	(.569)
From net realized gain	-	(.029)	(.100)	(.010)	-
In excess of net realized gain	-	(.021)	-	-	-
Total distributions	(.553)	(.576)	(.641)	(.569)	(.569)
Redemption fees added to paid in capital	.001	.001	.000	.000	.001
Net asset value, end of period	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240
Total Return A	7.41%	(1.12)%	7.20%	6.88%	5.65%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 347,185	$ 346,113	$ 373,433	$ 341,633	$ 334,620
Ratio of expenses to average net assets	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.42% C	.49% C	.54% C	.55%	.52% C
Ratio of net investment income to average net assets	5.04%	4.69%	4.71%	4.98%	5.15%
Portfolio turnover rate	27%	23%	8%	12%	30%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan CT Municipal Money Market	3.51%	16.45%	33.62%
Connecticut Tax-Free Money Market Funds Average	3.21%	15.01%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 4, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 11 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan CT Municipal Money Market	3.51%	3.09%	3.02%
Connecticut Tax-Free Money Market Funds Average	3.21%	2.83%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Performance - continued

Spartan Connecticut Municipal Money Market Fund

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99
Spartan Connecticut Municipal Money Market Fund	3.69%	3.56%	3.59%	3.17%	3.15%

Connecticut Tax-Free Money Market Funds Average	3.31%	3.31%	3.31%	2.85%	2.88%

Spartan Connecticut Municipal Money Market Fund - Tax-equivalent	6.02%	5.82%	5.87%	5.18%	5.14%

Portion of fund's income subject to state taxes	22.96%	19.15%	24.18%	21.17%	19.18%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan Connecticut Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Spartan Connecticut Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth and head off inflation. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices.

Q. What was the market's reaction to this backdrop?

A. Market sentiment started to shift. In the summer, the Fed chose to keep rates unchanged at each of its meetings, building market consensus that the Fed would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter, and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. What was your strategy with the fund?

A. During the first half of the fund's fiscal year, the fund purchased fixed-rate notes when their yields reflected expectations of higher yields going forward. Overall, however, the fund's maturity trended downward for two reasons. First, there weren't many attractive fixed-rate securities available; demand in Connecticut for municipal money market securities was quite strong while supply was low, so we were often not well-compensated for buying longer-term securities. Second, interest rates were on the rise at that time, an environment where it's generally better to keep a shorter maturity in order to invest in higher yields as they emerge.

Q. What did you do after the market shift?

A. When the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if I had purchased exclusively Connecticut obligations, shareholders may be able to retain more of the fund's dividends, after taxes are taken into account. The fund also may invest out-of-state if there is a limited supply of Connecticut obligations.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.65%, compared to 3.15% 12 months ago. The more recent seven-day yield was the equivalent of a 5.95% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2000, the fund's 12-month total return was 3.51%, compared to 3.21% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumption accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline, and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 425

Trading symbol: SPCXX

Start date: March 4, 1991

Size: as of November 30, 2000, more than $206 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Spartan Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	69.9	64.6	54.7
31 - 90	10.4	11.2	24.5
91 - 180	5.0	20.6	2.7
181 - 397	14.7	3.6	18.1
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Spartan Connecticut Municipal Money Market Fund	55 Days	43 Days	69 Days
Connecticut Tax-Free Money Market Funds Average*	50 Days	46 Days	62 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 47.8%	Variable Rate Demand Notes (VRDNs) 39.9%
Commercial Paper (including CP Mode) 11.3%	Commercial Paper (including CP Mode) 17.5%
Tender Bonds 4.7%	Tender Bonds 6.3%
Municipal Notes 12.4%	Municipal Notes 9.3%
Municipal Money Market Funds 19.5%	Municipal Money Market Funds 18.6%
Other Investments and Net Other Assets 4.3%	Other Investments and Net Other Assets 8.4%

*Source: iMoneyNet,Inc.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 99.9%
	Principal Amount	Value (Note 1)
Connecticut - 80.4%
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 4.05%, LOC Kredietbank, VRDN (a)	$ 1,100,000	$ 1,100,000
Series 1997 B, 4.05%, LOC Royal Bank of Canada, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 4.05%, LOC Fleet Nat'l. Bank, VRDN (a)	470,000	470,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.) Series 1990, 3.9%, LOC Chase Manhattan Bank, VRDN (a)	6,500,000	6,500,000
Connecticut Dev. Auth. Ind. Dev. Rev.:
(Rojo Enterprises LLC Proj.) 4.1%, LOC Fleet Bank NA, VRDN (a)	900,000	900,000
(W.E. Bassett Co. Proj.) Series 1986, 4.45%, LOC Fleet Bank NA, VRDN (a)(d)	700,000	700,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999, 4.2% tender 2/14/01, CP mode	1,600,000	1,600,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 4.1% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	8,000,000	8,000,000
Connecticut Dev. Auth. Rev. (Exeter Energy Proj.):
Series 1989 A, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	3,900,000	3,900,000
Series 1989 B, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	1,800,000	1,800,000
Connecticut Gen. Oblig.:
Bonds Series A, 6% 3/15/01	1,000,000	1,004,840
Participating VRDN:
Series PA 720R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	3,600,000	3,600,000
Series PA 723R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,500,000	1,500,000
Series PT 1246, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,400,000	1,400,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds (Yale Univ. Proj.):
Series S1, 4.25% tender 3/9/01, CP mode	2,700,000	2,700,000
Series S2, 4.25% tender 2/16/01, CP mode	3,600,000	3,600,000
(Yale Univ. Proj.):
Series T1, 4%, VRDN (a)	5,600,000	5,600,000
Series U1, 4%, VRDN (a)	9,650,000	9,650,000
Series U2, 4%, VRDN (a)	9,700,000	9,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Hsg. Fin. Auth.:
Participating VRDN Series PT 81, 3.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	$ 1,340,000	$ 1,340,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 D, 4.2%, VRDN (a)(d)	3,941,000	3,941,000
Series 1995 G, 3.9% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	1,900,000	1,900,000
Series B3, 4% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(d)	2,400,000	2,400,000
Connecticut Spl. Assessment Second Injury Fund:
4.15% 1/17/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	13,600,000	13,599,998
4.25% 12/15/00, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	1,900,000	1,900,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds:
(Connecticut Unemployment Proj.) Series A, 5.5% 5/15/01 (AMBAC Insured)	2,000,000	2,011,147
Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	9,600,000	9,600,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A:
4.5% 12/1/00	1,540,000	1,540,000
8% 6/1/01	2,000,000	2,034,102
Participating VRDN Series PT 368, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	2,400,000	2,400,000
(Trans. Infrastructure Proj.) Series 1, 3.9%, LOC Commerzbank AG, VRDN (a)	7,780,000	7,780,000
Series 2000 1, 4.05% (FGIC Insured), VRDN (a)	13,000,000	13,000,000
Connecticut Gen. Oblig. Participating VRDN Series 940701, 4.07% (Liquidity Facility Citibank NA, New York) (a)(e)	7,700,000	7,700,000
Coventry Gen. Oblig. BAN 4.25% 12/13/00	1,760,000	1,760,211
Danbury Gen. Oblig. BAN 4.5% 2/8/01	1,600,000	1,600,936
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 4% (FSA Insured) (BPA Societe Generale), VRDN (a)	2,400,000	2,400,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	2,350,000	2,356,832
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	2,130,000	2,136,443
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	5,900,000	5,932,680
Shelton Gen. Oblig. BAN 4.5% 11/15/01	4,405,000	4,415,063
Stamford Gen. Oblig. BAN 5.1% 5/2/01	3,700,000	3,709,201
Trumbull Gen. Oblig. BAN 4.25% 1/16/01	1,000,000	1,000,146
Univ. of Connecticut Bonds Series 2000 A, 4% 3/1/01	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
West Haven Gen. Oblig. BAN 4.5% 7/17/01	$ 2,765,000	$ 2,769,722
Westport Gen. Oblig. Bonds 5% 8/15/01	1,050,000	1,055,713
		166,008,034
	Shares
Other - 19.5%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	40,303,282	40,303,282
TOTAL INVESTMENT PORTFOLIO - 99.9%		206,311,316
NET OTHER ASSETS - 0.1%		262,075
NET ASSETS - 100%		$ 206,573,391
Total Cost for Income Tax Purposes $ 206,311,316
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
A listing of the Fidelity Municipal Cash Central Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $3,000 all of which will expire on November 30, 2006.

During the fiscal year ended November 30, 2000, 100% of the fund's income dividends was free from federal income tax, and 24.71% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 206,311,316
Receivable for fund shares sold		372,840
Interest receivable		1,449,591
Total assets		208,133,747
Liabilities
Payable to custodian bank	$ 94,374
Payable for investments purchased	1,017,507
Payable for fund shares redeemed	223,879
Distributions payable	139,621
Accrued management fee	84,238
Other payables and accrued expenses	737
Total liabilities		1,560,356
Net Assets		$ 206,573,391
Net Assets consist of:
Paid in capital		$ 206,575,936
Accumulated undistributed net realized gain (loss) on investments		(2,545)
Net Assets, for 206,575,934 shares outstanding		$ 206,573,391
Net Asset Value, offering price and redemption price per share ($206,573,391 ÷ 206,575,934 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 7,448,037
Expenses
Management fee	$ 941,521
Non-interested trustees' compensation	635
Total expenses before reductions	942,156
Expense reductions	(13,085)	929,071
Net investment income		6,518,966
Net Realized Gain (Loss) on Investments		35
Net increase in net assets resulting from operations		$ 6,519,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 6,518,966	$ 4,947,200
Net realized gain (loss)	35	9,284
Net increase (decrease) in net assets resulting from operations	6,519,001	4,956,484
Distributions to shareholders from net investment income	(6,518,966)	(4,947,200)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	187,696,431	179,196,024
Reinvestment of distributions from net investment income	5,492,004	4,524,889
Cost of shares redeemed	(180,859,747)	(179,524,952)
Net increase (decrease) in net assets and shares resulting from share transactions	12,328,688	4,195,961
Total increase (decrease) in net assets	12,328,723	4,205,245
Net Assets
Beginning of period	194,244,668	190,039,423
End of period	$ 206,573,391	$ 194,244,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.035	.027	.030	.031	.030
Less Distributions
From net investment income	(.035)	(.027)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.51%	2.70%	3.05%	3.12%	3.08%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 206,573	$ 194,245	$ 190,039	$ 163,647	$ 186,974
Ratio of expenses to average net assets	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.49% C	.49% C	.49% C	.50%	.50%
Ratio of net investment income to average net assets	3.46%	2.67%	3.00%	3.08%	3.04%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	3.47%	16.00%	33.97%
Connecticut Tax-Free Money Market Funds Average	3.21%	15.01%	31.50%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 11 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	3.47%	3.01%	2.97%
Connecticut Tax-Free Money Market Funds Average	3.21%	2.83%	2.77%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

Fidelity Connecticut Municipal Money Market Fund

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99
Fidelity Connecticut Municipal Money Market Fund	3.69%	3.58%	3.56%	2.97%	3.05%

Connecticut Tax-Free Money Market Funds Average	3.31%	3.31%	3.31%	2.85%	2.88%

Fidelity Connecticut Municipal Money Market Fund - Tax-equivalent	6.02%	5.85%	5.81%	4.85%	4.98%

Portion of fund's income subject to state taxes	18.26%	19.48%	22.64%	25.82%	18.96%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth and head off inflation. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices.

Q. What was the market's reaction to this backdrop?

A. Market sentiment started to shift. In the summer, the Fed chose to keep rates unchanged at each of its meetings, building market consensus that the Fed would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter, and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. What was your strategy with the fund?

A. During the first half of the fund's fiscal year, the fund purchased fixed-rate notes when their yields reflected expectations of higher yields going forward. Overall, however, the fund's maturity trended downward for two reasons. First, there weren't many attractive fixed-rate securities available; demand in Connecticut for municipal money market securities was quite strong while supply was low, so we often were not well-compensated for buying longer-term securities. Second, interest rates were on the rise at that time, an environment where it's generally better to keep a shorter maturity in order to invest in higher yields as they emerge.

Q. What did you do after the market shift?

A. When the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut tax. Although more of shareholders' income will be taxable than if I had purchased exclusively Connecticut obligations, shareholders may be able to retain more of the fund's dividends, after taxes are taken into account. The fund also may invest out-of-state if there is a limited supply of Connecticut obligations.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.63%, compared to 3.05% 12 months ago. The more recent seven-day yield was the equivalent of a 5.94% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2000, the fund's 12-month total return was 3.47%, compared to 3.21% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumption accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline, and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 418

Trading symbol: FCMXX

Start date: August 29, 1989

Size: as of November 30, 2000, more than $718 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Fidelity Connecticut Municipal Money Market fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	70.6	66.5	50.7
31 - 90	9.1	9.4	27.2
91 - 180	5.9	18.1	3.6
181 - 397	14.4	6.0	18.5
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Fidelity Connecticut Municipal Money Market Fund	55 Days	47 Days	73 Days
Connecticut Tax-Free Money Market Funds Average*	50 Days	46 Days	62 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 46.0%	Variable Rate Demand Notes (VRDNs) 38.1%
Commercial Paper (including CP Mode) 12.2%	Commercial Paper (including CP Mode) 18.8%
Tender Bonds 4.9%	Tender Bonds 5.5%
Municipal Notes 13.2%	Municipal Notes 9.0%
Municipal Money Market Funds 16.5%	Municipal Money Market Funds 17.2%
Other Investments and Net Other Assets 7.2%	Other Investments and Net Other Assets 11.4%

*Source: iMoneyNet,Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 97.2%
	Principal Amount	Value (Note 1)
Connecticut - 80.7%
Berlin Gen. Oblig. BAN 5.1% 6/15/01	$ 3,075,000	$ 3,084,148
Connecticut Dev. Auth. Arpt. Facilities Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 4.05%, LOC Kredietbank, VRDN (a)	3,700,000	3,700,000
Series 1997 C, 4.05%, LOC Fleet Nat'l. Bank, VRDN (a)	730,000	730,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 3.9%, LOC Chase Manhattan Bank, VRDN (a)	3,600,000	3,600,000
Series 1999, 3.9%, LOC Dexia Cr. Local de France, VRDN (a)	2,480,000	2,480,000
Connecticut Dev. Auth. Ind. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 4%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 4.15%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 4.1%, LOC Fleet Bank NA, VRDN (a)	1,650,000	1,650,000
(The Energy Network/Sina Proj.) Series 2000, 4%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 4.45%, LOC Fleet Bank NA, VRDN (a)(d)	700,000	700,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999, 4.2% tender 2/14/01, CP mode	5,300,000	5,300,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 4.1% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	18,200,000	18,200,000
Connecticut Dev. Auth. Rev. (Exeter Energy Proj.):
Series 1989 A, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	6,900,000	6,900,000
Series 1989 B, 4.25%, LOC Sanwa Bank Ltd., VRDN (a)(d)	12,850,000	12,850,000
Connecticut Gen. Oblig.:
Bonds:
Series 1996 B, 5% 8/15/01	1,500,000	1,507,746
Series A:
6% 3/15/01	2,500,000	2,513,686
6.4% 3/1/02 (Pre-Refunded to 3/1/01 @ 102) (e)	3,000,000	3,076,503
6.5% 3/1/03 (Pre-Refunded to 3/1/01 @ 102) (e)	2,400,000	2,461,419
5% 3/15/01	2,000,000	2,005,071
Participating VRDN:
Series MSDW 98 186, 3.92% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	3,205,000	3,205,000
Series PA 723R, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	7,000,000	7,000,000
Series PT 1246, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	2,800,000	2,800,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series B, 4% (BPA Bayerische Landesbank Girozentrale), VRDN (a)	$ 2,300,000	$ 2,300,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds (Yale Univ. Proj.):
Series S1, 4.25% tender 3/9/01, CP mode	9,300,000	9,300,000
Series S2, 4.25% tender 2/16/01, CP mode	7,600,000	7,600,000
(Hartford Hosp. Proj.) Series B, 4%, LOC Fleet Nat'l. Bank, VRDN (a)	8,500,000	8,500,000
(Marvelwood School Prog.) Series A, 3.95%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	1,100,000	1,100,000
(Pomfret School Issue Proj.) Series A, 4%, LOC Dexia Cr. Local de France, VRDN (a)	900,000	900,000
(Yale Univ. Proj.):
Series T1, 4%, VRDN (a)	15,100,000	15,100,000
Series U1, 4%, VRDN (a)	49,680,000	49,679,998
Series U2, 4%, VRDN (a)	27,175,000	27,175,000
Connecticut Hsg. Fin. Auth.:
Bonds Series PT 454, 4.25%, tender 2/22/01 (Liquidity Facility Banco Santander Central Hispano SA) (d)(f)	2,405,000	2,405,000
Participating VRDN:
Series Merlots 00 BBB, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	5,000,000	5,000,000
Series Merlots 00 P, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	2,500,000	2,500,000
Series Merlots 97 L, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	3,590,000	3,590,000
Series PT 1003, 3.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	13,805,000	13,805,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 4.2%, VRDN (a)(d)	8,140,000	8,140,000
Series 1990 D, 4.2%, VRDN (a)(d)	3,689,000	3,689,000
Series 1995 G, 3.9% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (a)	18,535,000	18,535,000
Series B3, 4% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(d)	12,100,000	12,100,000
Connecticut Spl. Assessment Second Injury Fund:
4.15% 1/16/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	17,900,000	17,900,000
4.15% 1/17/01, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	18,000,000	18,000,000
4.25% 12/15/00, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	19,500,000	19,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Spl. Assessment Second Injury Fund: - continued
4.25% 12/19/00, LOC Cr. Agricole Indosuez, LOC Dexia Bank SA, CP	$ 10,000,000	$ 10,000,000
Connecticut Spl. Assessment Unemployment Compensation Advisor Fund Rev. Bonds:
(Connecticut Unemployment Proj.) Series A, 5.5% 5/15/01 (AMBAC Insured)	6,000,000	6,030,209
Series 1993 C, 4.35%, tender 7/1/01 (FGIC Insured) (a)	33,400,000	33,400,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds (Trans. Infrastructure Proj.) Series A:
4.5% 12/1/00	4,300,000	4,300,000
8% 6/1/01	6,175,000	6,282,943
Participating VRDN:
Series MSDW 00 292, 3.92% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	2,300,000	2,300,000
Series MSDW 00 372, 3.92% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	5,000,000	5,000,000
Series PT 368, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	9,095,000	9,095,000
(Trans. Infrastructure Proj.) Series 1, 3.9%, LOC Commerzbank AG, VRDN (a)	7,060,000	7,060,000
Series 2000 1, 4.05% (FGIC Insured), VRDN (a)	36,600,000	36,600,000
Connecticut Gen. Oblig. Participating VRDN Series 940701, 4.07% (Liquidity Facility Citibank NA, New York) (a)(f)	5,500,000	5,500,000
Coventry Gen. Oblig. BAN:
4.25% 12/13/00	4,900,000	4,900,586
4.75% 12/13/00	2,800,000	2,800,515
Danbury Gen. Oblig. BAN 4.5% 2/8/01	5,540,000	5,543,241
Hamden Gen. Oblig. BAN 4.4% 1/24/01	3,455,000	3,456,824
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 4% (FSA Insured) (BPA Societe Generale), VRDN (a)	11,945,000	11,945,000
Manchester Gen. Oblig. BAN 4.75% 7/6/01	4,145,000	4,157,050
Milford Gen. Oblig. BAN 4.5% 11/8/01	3,000,000	3,007,526
New Britain Gen. Oblig.:
Series 1999, 4% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)	2,900,000	2,900,000
Series 2000 B, 4% (AMBAC Insured), VRDN (a)	4,025,000	4,025,000
Old Saybrook Gen. Oblig. BAN 4.625% 8/22/01	7,000,000	7,021,173
Plainville Gen. Oblig. BAN 4.4% 12/14/00	2,400,000	2,400,396
Seymour Gen. Oblig. BAN 5% 9/20/01 (BPA Fleet Nat'l. Bank)	21,850,000	21,971,025
Shelton Gen. Oblig. BAN 4.5% 11/15/01	15,200,000	15,234,725
Stamford Gen. Oblig. BAN 5.1% 5/2/01	12,300,000	12,330,588
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Trumbull Gen. Oblig. BAN 4.25% 1/16/01	$ 3,425,000	$ 3,425,499
Univ. of Connecticut Bonds Series 2000 A, 4% 3/1/01	3,260,000	3,260,000
Watertown Gen. Oblig. BAN 4.5% 8/16/01	2,300,000	2,303,949
West Haven Gen. Oblig. BAN 4.5% 7/17/01	2,800,000	2,804,781
		580,133,601
	Shares
Other - 16.5%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	118,548,803	118,548,803
TOTAL INVESTMENT PORTFOLIO - 97.2%		698,682,404
NET OTHER ASSETS - 2.8%		19,974,818
NET ASSETS - 100%		$ 718,657,222
Total Cost for Income Tax Purposes $ 698,682,404
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
A listing of the Fidelity Municipal Cash Central Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $33,000 of which $4,000, $3,000, $7,000 and $19,000 will expire on November 30, 2002, 2003, 2005 and 2006, respectively.

During the fiscal year ended November 30, 2000, 100% of the fund's income dividends was free from federal income tax, and 23.32% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 698,682,404
Receivable for investments sold		13,002,131
Receivable for fund shares sold		6,371,120
Interest receivable		4,845,515
Prepaid expenses		1,525
Total assets		722,902,695
Liabilities
Payable for fund shares redeemed	$ 3,809,631
Distributions payable	65,063
Accrued management fee	223,256
Other payables and accrued expenses	147,523
Total liabilities		4,245,473
Net Assets		$ 718,657,222
Net Assets consist of:
Paid in capital		$ 718,690,097
Accumulated undistributed net realized gain (loss) on investments		(32,875)
Net Assets, for 718,690,009 shares outstanding		$ 718,657,222
Net Asset Value, offering price and redemption price per share ($718,657,222 ÷ 718,690,009 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 24,860,324
Expenses
Management fee	$ 2,352,076
Transfer agent fees	757,608
Accounting fees and expenses	93,830
Non-interested trustees' compensation	2,059
Custodian fees and expenses	12,815
Registration fees	75,028
Audit	22,873
Legal	56,636
Miscellaneous	19,795
Total expenses before reductions	3,392,720
Expense reductions	(12,986)	3,379,734
Net investment income		21,480,590
Net Realized Gain (Loss) on Investments		(27)
Net increase in net assets resulting from operations		$ 21,480,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 21,480,590	$ 13,666,552
Net realized gain (loss)	(27)	3,924
Net increase (decrease) in net assets resulting from operations	21,480,563	13,670,476
Distributions to shareholders from net investment income	(21,480,590)	(13,666,552)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,062,485,060	1,451,002,966
Reinvestment of distributions from net investment income	20,580,269	12,978,333
Cost of shares redeemed	(1,897,356,548)	(1,419,026,955)
Net increase (decrease) in net assets and shares resulting from share transactions	185,708,781	44,954,344
Total increase (decrease) in net assets	185,708,754	44,958,268
Net Assets
Beginning of period	532,948,468	487,990,200
End of period	$ 718,657,222	$ 532,948,468

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.47%	2.63%	2.94%	3.05%	2.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 718,657	$ 532,948	$ 487,990	$ 387,177	$ 339,487
Ratio of expenses to average net assets	.54%	.55%	.56%	.58%	.59%
Ratio of expenses to average net assets after expense reductions	.54%	.54% B	.56%	.57% B	.58% B
Ratio of net investment income to average net assets	3.43%	2.60%	2.90%	3.00%	2.93%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, futures transactions and losses deferred due to futures transactions. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

The short-term trading fee period will be reduced to 30 days for shares redeemed after January 26, 2001.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's schedule of investments. Each fund may receive

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Income Fund. Purchases and sales of securities, other than short-term securities, aggregated $87,537,877 and $100,307,356, respectively.

The market value of futures contracts opened and closed during the period amounted to $7,121,226 and $7,922,908, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee

Income Fund. For the period December 1, 1999 to December 31, 1999, as the income fund's investment adviser, Fidelity Management & Research Company (FMR) received a fee that was computed daily at an annual rate of .55% of the fund's average net assets. FMR paid all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. Under the Amended Contract effective January 1, 2000, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Income Fund - continued

average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the Amended Contract period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. Under the Amended Contract, the income fund is responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit.

Money Market Funds. As Fidelity Connecticut Municipal Money Market Fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets.

As Spartan Connecticut Municipal Money Market Fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $1,470.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity Connecticut Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

functions. Each fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to annual rates of .07% and .12% of average net assets for the income fund and Fidelity Connecticut Municipal Money Market Fund, respectively.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each money market fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, Fidelity Connecticut Municipal Money Market Fund paid premiums of $18,296 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year. During the period, FMR has borne the cost of the Spartan Connecticut Municipal Money Market Fund's premium payable to FIDFUNDS.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Through arrangements with the income fund's and Fidelity Connecticut Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are as follows:

	Income Fund	Fidelity Connecticut Municipal Money Market Fund
Custodian Credits	$ 6,467	$ 2,015
Transfer Agent Credits	206,880	10,971
Accounting Fee Credits	49,585	-
	$ 262,932	$ 12,986

In addition, prior to January 1, 2000, under the all-inclusive fee structure, credits realized totaling $27,146 were used to reduce a portion of the income fund's expenses.

Through arrangements with Spartan Connecticut Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $13,085 under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan Connecticut Municipal Income Fund, Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust), Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (funds of Fidelity Court Street Trust II) at November 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2001

Annual Report

Distributions

The Board of Trustees of Spartan Connecticut Municipal Income Fund voted to pay on January 2, 2001, to shareholders of record at the opening of business on December 29, 2000, a distribution of $.001 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

George A. Fischer, Vice President -
Income Fund

Norman U. Lind, Vice President -
Money Market Funds

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank N.A.

New York NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank N.A.

New York NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774

(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated lines for quickest service

CTR-ANN-0101 122283
1.539232.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

New Jersey Municipal
Funds

and

Fidelity ®
New Jersey Municipal
Money Market Fund

Annual Report

November 30, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Spartan New Jersey Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan New Jersey Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity New Jersey Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan New Jersey Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Income	8.03%	28.75%	92.42%
LB New Jersey 4 Plus Year Municipal Bond with Port Authority of New York and New Jersey	8.23%	30.66%	n/a*
New Jersey Municipal Debt Funds Average	6.72%	23.14%	84.54%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, a market value-weighted index of New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 60 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Income	8.03%	5.18%	6.76%
LB New Jersey 4 Plus Year Municipal Bond with Port Authority of New York and New Jersey	8.23%	5.49%	n/a*
New Jersey Municipal Debt Funds Average	6.72%	4.24%	6.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan New Jersey Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan New Jersey Municipal Income Fund on November 30, 1990. As the chart shows, by November 30, 2000, the value of your investment would have grown to $19,242- a 92.42% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,867 a 98.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan New Jersey Municipal Income Fund
Performance - continued

Total Return Components

	Years ended November 30,
	2000	1999	1998	1997	1996
Dividend returns	5.37%	4.57%	4.98%	5.19%	5.37%
Capital returns	2.66%	-5.22%	1.98%	1.25%	0.00%
Total returns	8.03%	-0.65%	6.96%	6.44%	5.37%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.59¢	28.15¢	55.89¢
Annualized dividend rate	5.02%	5.07%	5.11%
30-day annualized yield	4.83%	-	-
30-day annualized tax-equivalent yield	8.06%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect tax reclassifications. If you annualize this number, based on an average share price of $11.13 over the past month, $11.08 over the past six months and $10.94 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.08% combined effective 2000 federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan New Jersey Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

For the first time since their heyday in the late 1980s and early 1990s, municipal bonds were on the brink of having a higher calendar year return than the bellwether stock market benchmark, the Standard & Poor's 500SM Index. For the one-year period ending November 30, 2000, the Lehman Brothers Municipal Bond Index - an index of more than 35,000 investment-grade, fixed-rate, tax-exempt bonds - returned 8.18%. During the same period, the S&P 500 was down 4.22%. Compared to taxable bonds, the muni market trailed the absolute return of the Lehman Brothers Aggregate Bond Index - a proxy for the taxable bond market - which gained 9.06%. On a tax-equivalent yield basis, however, the edge generally went to munis. A number of factors contributed to the rebound in municipal bond interest. Given the sharp increase in high-income households, individual investors - or retail investors, as they're commonly called in the industry - flocked to munis for both the high yields and tax advantages they offered and, later in the period, for protection from volatile equity markets. This surge in demand was countered by relatively light supply compared to previous years, a scenario that boosted muni bond prices. The credit quality of municipal bonds also became more attractive, as the strong U.S. economy led to credit upgrades for many municipal bond issuers.

(Portfolio Manager photograph)
Note to shareholders: George Fischer became Portfolio Manager of Spartan New Jersey Municipal Income Fund on July 1, 2000.

Q. How did the fund perform, George?

A. For the 12-month period that ended November 30, 2000, the fund returned 8.03%. To get a sense of how the fund did relative to its competitors, the New Jersey municipal debt funds average returned 6.72% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, which tracks the types of securities in which the fund invests, returned 8.23%.

Q. The New Jersey municipal market, after a rather shaky start, posted strong gains during the past 12 months. What factors were responsible for the market's rebound?

A. The New Jersey economy continued to post solid growth, which was a plus for the overall general creditworthiness of bonds issued in the state. In addition, there wasn't a lot of new municipal supply, and the demand for munis was quite good. But the primary factor that fueled the market was changing expectations about inflation and interest rates. At the beginning of the period, investors feared that the Federal Reserve Board would continue to raise interest rates in order to slow economic growth and curtail inflationary pressures. That forced bond yields higher and their prices lower. Those worries and the fact that the Fed did raise rates on several occasions caused the fund's share price to fall. Since June, however, conditions steadily improved. Instead of fearing higher interest rates, many investors felt the Fed might be close to the end of its cycle of interest-rate hikes due to weakening economic conditions. In response, municipal bonds performed well as yields declined and investors became increasingly more optimistic about the direction of interest rates. The fund's total return for the year reflects the combination of price gains or losses plus the income generated by its holdings during the period.

Annual Report

Spartan New Jersey Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What helped the fund beat its peers during the year?

A. A key factor was the fund's larger-than-average stake in premium coupon bonds - those that pay interest rates above prevailing rates. Because they generally were protected against the unfavorable tax treatment that can hurt some bonds when interest rates change, premium coupon bonds outperformed discount and par coupon bonds, which carry interest rates below and at prevailing market rates, respectively. Also, the fund benefited from focusing on various bond maturities at different points in time.

Q. Was there anything else that helped performance?

A. The fund's focus on bonds with higher credit ratings was a plus. Lower-rated securities performed rather poorly during the year. As of November 30, 2000, more than 56% of the fund's investments were in bonds with the highest credit rating of AAA by Standard & Poor's® or Aaa by Moody's Investor Services. Overall, more than 95% of the fund's investments were in bonds rated investment-grade, with a rating of BBB- or higher by S&P or Baa or higher by Moody's.

Q. Were there any disappointments during the period?

A. The fund's stake in health care bonds - which is relatively small at about 5% of net assets - lagged the overall market earlier in the period. That was due to lower reimbursements from HMOs and the federal government and from increased pressure to cut costs. More recently, however, reimbursements have increased a bit, cost-cutting pressures have begun to abate and health care bonds have performed somewhat better. Even though the outlook for health care bonds improved, I remained cautious and emphasized insured health care securities.

Q. What factors will shape the New Jersey municipal market's performance during the months to come?

A. Municipals should benefit if the Fed does what the market expects and cuts interest rates. In addition, municipals are priced somewhat cheaply compared to Treasury securities, which could grab investors' interest. For investors in the highest tax bracket, municipals currently offer yields above 9.00% on a tax-adjusted basis. Attractive prices, relatively high yields and the expectation for lower interest rates could bode quite well for municipals' near-term performance. As for conditions in New Jersey, my view is that the economy there will continue to grow, albeit at a slower pace than it has enjoyed over the past several years.

Annual Report

Spartan New Jersey Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and the New Jersey Gross Income Tax

Fund number: 416

Trading symbol: FNJHX

Start date: January 1, 1988

Size: as of November 30, 2000, more than $384 million

Manager: George Fischer, since July 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the fund's interest-rate sensitivity:

"The main source of volatility in this fund's shares is fluctuations in the general level of interest rates. Municipal interest rates are affected by inflation, Federal Reserve Board policy and new-issue supply, among other factors. One way that we estimate how sensitive a bond - or a fund - is to such shifts is to calculate its duration. The higher a bond's or fund's duration, the more sensitive it will be to changes in interest rates.

"As of November 30, 2000, Spartan New Jersey Municipal Income Fund had a duration of 6.9 years. This means that the fund's net asset value would rise approximately 6.9% when yields fall 1%, and fall approximately 6.9% when yields rise 1%, all else being equal. The value of funds with a shorter duration would change less in response to interest-rate changes, and the value of funds with a longer duration would change more."

  On January 18, 2001, the Board of Trustees of Spartan New Jersey Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 to 30 days. Redemptions after January 26, 2001, of shares held less than 30 days will be subject to a fee of 0.50% of the amount redeemed.

Annual Report

Spartan New Jersey Municipal Income

Investment Changes

Top Five Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Transportation	29.1	20.9
General Obligations	19.6	22.4
Water & Sewer	14.2	15.5
Housing	7.5	8.5
Health Care	5.3	7.4
Average Years to Maturity as of November 30, 2000
		6 months ago
Years	16.7	15.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2000
6 months ago
Years	6.9	7.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of November 30, 2000	As of May 31, 2000
Aaa 56.3%	Aaa 47.7%
Aa,A 33.0%	Aa,A 39.3%
Baa 6.5%	Baa 8.6%
Not Rated 4.2%	Not Rated 4.4%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan New Jersey Municipal Income Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Bonds - 96.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - 77.5%
Atlantic County Gen. Oblig. Ctfs. of Prtn. (Pub. Facilities Lease Agreement Proj.):
7.4% 3/1/07 (FGIC Insured)	Aaa	$ 3,035,000	$ 3,476,623
7.4% 3/1/08 (FGIC Insured)	Aaa	3,260,000	3,788,250
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.):
7.375% 7/1/10 (MBIA Insured) (Escrowed to Maturity) (c)	Aaa	1,000,000	1,138,850
7.4% 7/1/16 (MBIA Insured) (Escrowed to Maturity) (c)	Aaa	3,510,000	4,233,271
Atlantic County Util. Auth. Swr. Rev. Series A, 5.85% 1/15/15 (AMBAC Insured)	Aaa	2,620,000	2,701,613
Bergen County Utils. Auth. Wtr. Poll. Cont. Rev. Series B, 0% 12/15/07 (FGIC Insured)	Aaa	7,500,000	5,360,849
Bordentown Swr. Auth. Rev. Series E, 5.5% 12/1/25 (FGIC Insured)	Aaa	2,750,000	2,754,923
Camden County Muni. Utils. Auth. Swr. Rev.:
5.5% 7/15/08 (FGIC Insured)	Aaa	1,300,000	1,367,600
6% 7/15/03 (FGIC Insured)	Aaa	3,180,000	3,298,487
6% 7/15/06 (FGIC Insured)	Aaa	660,000	705,725
Cape May County Ind. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series A, 6.8% 3/1/21 (MBIA Insured)	Aaa	1,350,000	1,582,808
Essex County Gen. Oblig.:
Series A, 5.75% 9/1/07 (AMBAC Insured)	Aaa	1,385,000	1,478,695
Series A1, 6% 11/15/05 (FGIC Insured)	Aaa	3,000,000	3,201,870
Series A2, 6.25% 9/1/10 (AMBAC Insured)	Aaa	4,735,000	5,121,613
Essex County Impt. Auth. Rev. (Util. Sys.-Orange Franchise Proj.) Series A, 5.75% 7/1/27 (MBIA Insured)	Aaa	1,745,000	1,769,465
Essex County Util. Auth. Solid Waste Rev. Series A, 6% 4/1/06 (FSA Insured) (Escrowed to Maturity) (c)	Aaa	1,000,000	1,069,240
Jersey City Swr. Auth. Swr. Rev. 6% 1/1/07 (AMBAC Insured)	Aaa	2,175,000	2,333,123
Lenape Reg'l. High School District:
7.625% 1/1/13 (MBIA Insured)	Aaa	675,000	841,658
7.625% 1/1/14 (MBIA Insured)	Aaa	1,000,000	1,247,300
Middlesex County Poll. Cont. Auth. Rev. (Amerada Hess Corp. Proj.):
6.875% 12/1/22	-	5,000,000	5,110,550
7.875% 6/1/22	-	7,750,000	8,362,948
Morris County Gen. Oblig. 6.5% 8/1/03	Aaa	2,180,000	2,295,082
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Bldg. Auth. Bldg. Rev. 5.75% 6/15/09	Aa2	$ 2,600,000	$ 2,784,808
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(The Seeing Eye, Inc. Proj.) 6.2% 12/1/24	-	2,000,000	2,067,560
(Weyerhauser Co. Proj.) 9% 11/1/04	A2	2,000,000	2,263,840
New Jersey Econ. Dev. Auth. Lease Rev. (State Office Bldgs. Projs.) 6% 6/15/13 (AMBAC Insured)	Aaa	3,180,000	3,424,669
New Jersey Econ. Dev. Auth. Market Transition Facilities Rev. Sr. Lien Series A:
5.8% 7/1/09 (MBIA Insured)	Aaa	5,000,000	5,275,300
5.875% 7/1/11 (MBIA Insured)	Aaa	4,090,000	4,304,398
New Jersey Econ. Dev. Auth. Rev.:
(Edl. Testing Svc. Proj.) Series A, 6.5% 5/15/05 (MBIA Insured)	Aaa	1,800,000	1,885,842
(Trans. Proj.) Sub Lease Series B, 5.75% 5/1/10 (FSA Insured)	Aaa	1,000,000	1,073,060
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(American Wtr. Co., Inc. Proj.):
Series 1997 B, 5.375% 5/1/32 (FGIC Insured) (b)	Aaa	3,750,000	3,610,313
Series A, 5.25% 7/1/38 (FGIC Insured) (b)	Aaa	5,520,000	5,227,661
5.95% 11/1/29 (FGIC Insured) (b)	Aaa	7,700,000	7,851,305
(Middlesex Wtr. Co. Proj.) 5.35% 2/1/38 (MBIA Insured) (b)	Aaa	2,000,000	1,907,520
New Jersey Edl. Facilities Auth. Rev.:
(Princeton Univ. Proj.) Series E, 5% 7/1/19	Aaa	3,595,000	3,451,560
(Saint Peters College Proj.) Series B:
5.375% 7/1/12	Baa3	1,450,000	1,423,030
5.375% 7/1/18	Baa3	1,000,000	937,590
5.5% 7/1/27	Baa3	2,000,000	1,810,880
Series 2000 A, 5.75% 9/1/12 (FSA Insured)	Aaa	1,595,000	1,709,856
New Jersey Envir. Infrastructure Trust:
(Envir. Infrastructure Proj.) Series A:
5.5% 9/1/10	Aaa	1,675,000	1,775,182
5.5% 9/1/11	Aaa	2,830,000	2,982,905
5.5% 9/1/12	Aaa	2,980,000	3,117,080
Series A, 4.5% 9/1/15	Aaa	1,000,000	916,900
New Jersey Gen. Oblig. Series D, 6% 2/15/13	Aa1	7,500,000	8,211,750
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series A, 6% 7/1/11 (AMBAC Insured)	Aaa	3,500,000	3,804,185
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Health Care Facilities Fing. Auth. Rev.: - continued
(Atlantic City Med. Ctr. Proj.) Series C, 6.8% 7/1/11	A3	$ 4,200,000	$ 4,360,020
(Burdette Tomlin Memorial Hosp. Proj.) Series D, 6.25% 7/1/06 (FGIC Insured)	Aaa	1,710,000	1,758,308
(Cmnty. Med. Ctr./Kimball Med. Ctr. Proj.) 5.25% 7/1/11 (FSA Insured)	Aaa	750,000	764,070
(East Orange Gen. Hosp. Proj.) Series B, 7.75% 7/1/20	BBB-	2,300,000	2,093,000
(Hackensack Univ. Med. Ctr. Proj.) Series A, 5.25% 1/1/12 (MBIA Insured)	Aaa	3,165,000	3,202,442
(Kennedy Health Sys. Proj.) Series B:
5.75% 7/1/07 (MBIA Insured)	Aaa	1,930,000	2,042,075
5.75% 7/1/08 (MBIA Insured)	Aaa	1,135,000	1,205,756
(Pascack Valley Hosp. Assoc. Proj.) 6.7% 7/1/11 (Pre-Refunded to 7/1/01 @ 102) (c)	BBB	5,200,000	5,369,260
(Saint Josephs Hosp. & Med. Ctr. Proj.) Series A, 5.75% 7/1/16 (Connie Lee Hldgs., Inc. Insured)	AAA	1,000,000	1,024,590
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
(Home Buyer Proj.):
Series AA, 5.3% 4/1/26 (b)	Aaa	1,980,000	1,990,652
Series W, 4.75% 10/1/17 (MBIA Insured)	Aaa	3,365,000	3,276,198
Series 1:
6% 11/1/02	A+	1,615,000	1,646,266
6.2% 11/1/04	A+	3,100,000	3,226,542
6.45% 11/1/07	A+	5,090,000	5,301,133
New Jersey Hsg. Fin. Agcy. Gen. Resolution Series A:
6.9% 11/1/07	AA+	2,670,000	2,755,387
6.95% 11/1/08	AA+	2,265,000	2,338,137
7% 11/1/09	AA+	2,855,000	2,947,930
7.05% 11/1/10	AA+	3,500,000	3,613,540
New Jersey Hwy. Auth. Garden State Parkway Gen. Rev. (Sr. Parkway Proj.):
5.625% 1/1/30	A1	7,000,000	7,068,530
6% 1/1/05	A1	2,200,000	2,275,548
6% 1/1/19 (Escrowed to Maturity) (c)	Aaa	4,485,000	4,841,378
6.1% 1/1/06	A1	1,535,000	1,589,800
6.1% 1/1/06 (Pre-Refunded to 1/1/02 @ 102) (c)	A1	215,000	223,022
6.2% 1/1/10	A1	5,970,000	6,589,686
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Sports & Exposition Auth. Contract Rev. Series A:
5.25% 3/1/11 (MBIA Insured)	Aaa	$ 1,325,000	$ 1,362,378
6% 3/1/14 (MBIA Insured)	Aaa	4,220,000	4,539,707
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2000 A:
5.5% 1/1/30 (MBIA Insured)	Aaa	16,045,000	16,024,137
6% 1/1/11 (MBIA Insured)	Aaa	2,000,000	2,183,980
Series A:
5.6% 1/1/22 (MBIA Insured)	Aaa	7,925,000	8,010,273
5.9% 1/1/03	A3	5,740,000	5,889,068
5.9% 1/1/03 (Pre-Refunded to 1/1/02 @ 102) (c)	A3	1,510,000	1,563,197
6.3% 1/1/01	Baa1	1,000,000	1,001,230
6.4% 1/1/02	A3	1,000,000	1,019,840
6.75% 1/1/08	A3	1,000,000	1,021,170
Series C:
6.5% 1/1/09	A3	1,300,000	1,434,706
6.5% 1/1/16	A3	1,625,000	1,828,986
New Jersey Trans. Trust Fund Auth. (Trans. Sys. Proj.) Series B:
5.25% 6/15/10	Aa2	4,400,000	4,544,100
5.25% 6/15/15	Aa2	5,500,000	5,523,045
New Jersey Wastewtr. Treatment Trust Ln. Rev.:
Series A, 6% 7/1/10	Aa1	15,000	15,418
6.875% 6/15/06	Aa2	105,000	106,639
6.875% 6/15/09	Aa2	80,000	81,649
7% 6/15/10	Aa2	140,000	142,892
New Jersey Wtr. Supply Auth. Rev. (Delaware & Raritan Sys. Proj.) 5.375% 11/1/12 (MBIA Insured) (b)	Aaa	2,465,000	2,509,838
Newark Gen. Oblig. 5.3% 9/1/16 (MBIA Insured)	Aaa	3,500,000	3,515,015
Ocean County Util. Auth. Wastewtr. Rev. 5.125% 1/1/10	Aa2	3,680,000	3,764,419
Rutgers State Univ. Rev.:
(State Univ. of New Jersey Proj.) Series A, 6.4% 5/1/13	A1	2,000,000	2,246,020
Series A, 4.75% 5/1/29	A1	6,365,000	5,580,832
South Brunswick Township Board of Ed.:
5.625% 12/1/20 (FGIC Insured)	Aaa	1,000,000	1,018,880
5.625% 12/1/21 (FGIC Insured)	Aaa	2,440,000	2,479,089
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
South Brunswick Township Board of Ed.: - continued
5.625% 12/1/22 (FGIC Insured)	Aaa	$ 2,495,000	$ 2,529,656
South Jersey Trans. Auth. Trans. Sys. Rev. Series B, 5.9% 11/1/07 (MBIA Insured) (Pre-Refunded to 11/1/02 @ 102) (c)	Aaa	1,455,000	1,522,832
West Deptford Township:
5.5% 9/1/23 (FGIC Insured)	Aaa	2,525,000	2,529,166
5.625% 9/1/30 (FGIC Insured)	Aaa	5,225,000	5,278,504
West Orange Board of Ed. Rev. Ctfs. of Prtn. 5.625% 10/1/29 (MBIA Insured)	Aaa	2,000,000	2,015,880
			297,843,553
New York & New Jersey - 13.0%
Port Auth. New York & New Jersey:
Series 104, 4.75% 1/15/26 (AMBAC Insured)	Aaa	2,450,000	2,150,292
Series 107:
6% 10/15/05 (b)	A1	1,740,000	1,845,862
6% 10/15/06 (b)	A1	1,535,000	1,639,042
Series 109, 5.375% 1/15/32	A1	6,500,000	6,305,065
Series 117, 5.125% 11/15/11 (FGIC Insured) (b)	Aaa	5,220,000	5,272,096
Series 120:
5.5% 10/15/35 (MBIA Insured) (b)	Aaa	7,000,000	6,779,710
5.75% 10/15/13 (MBIA Insured) (b)	Aaa	3,000,000	3,113,070
Series 77, 6.25% 1/15/27 (b)	A1	6,335,000	6,446,116
Series 92, 4.75% 1/15/29	A1	7,000,000	6,086,640
Series 94, 5.7% 12/1/10	A1	6,385,000	6,648,892
Port Auth. New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 5.75% 12/1/25 (MBIA Insured) (b)	Aaa	3,595,000	3,637,888
			49,924,673
Puerto Rico - 6.4%
Puerto Rico Commonwealth Gen. Oblig. Series A, 6% 7/1/14	Baa1	2,000,000	2,065,540
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36	Baa1	2,100,000	2,108,211
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series B:
5.875% 7/1/35 (MBIA Insured)	Aaa	2,500,000	2,605,800
6% 7/1/31	Baa1	5,500,000	5,787,760
6% 7/1/39	Baa1	1,000,000	1,052,320
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series A:
5.5% 10/1/32	Aaa	$ 1,500,000	$ 1,511,400
7.75% 7/1/08	Baa1	510,000	511,224
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. 4.75% 7/1/24 (MBIA Insured)	Aaa	4,285,000	3,884,053
Puerto Rico Hsg. Fin. Corp. Rev. (Multi-family Mtg. Prog.) Series AI, 7.5% 4/1/22, LOC Puerto Rico Govt. Dev. Bank	AA	2,200,000	2,231,812
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/19 (FSA Insured)	Aaa	2,740,000	2,800,718
			24,558,838
TOTAL INVESTMENT PORTFOLIO - 96.9% (Cost $360,214,097)	372,327,064
NET OTHER ASSETS - 3.1%	11,988,688
NET ASSETS - 100%	$ 384,315,752
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	82.6%	AAA, AA, A	87.2%
Baa	4.5%	BBB	3.5%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 4.2%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
Transportation	29.1%
General Obligations	19.6
Water & Sewer	14.2
Housing	7.5
Health Care	5.3
Escrowed/Pre-Refunded	5.2
Special Tax	5.1
Others* (individually less than 5%)	14.0
100.0%
* Includes net other assets
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $360,214,097. Net unrealized appreciation aggregated $12,112,967, of which $13,068,152 related to appreciated investment securities and $955,185 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $238,000 all of which will expire on November 30, 2007.

During the fiscal year ended November 30, 2000, 100.00% of the fund's income dividends was free from federal income tax, and 10.43% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $360,214,097) - See accompanying schedule		$ 372,327,064
Cash		4,829,825
Receivable for investments sold		959,969
Receivable for fund shares sold		192,268
Interest receivable		6,849,273
Total assets		385,158,399
Liabilities
Payable for fund shares redeemed	$ 277,850
Distributions payable	441,555
Accrued management fee	117,351
Other payables and accrued expenses	5,891
Total liabilities		842,647
Net Assets		$ 384,315,752
Net Assets consist of:
Paid in capital		$ 372,613,478
Undistributed net investment income		131,885
Accumulated undistributed net realized gain (loss) on investments		(542,578)
Net unrealized appreciation (depreciation) on investments		12,112,967
Net Assets, for 34,377,710 shares outstanding		$ 384,315,752
Net Asset Value, offering price and redemption price per share ($384,315,752 ÷ 34,377,710 shares)		$11.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 20,407,538
Expenses
Management fee	$ 1,434,051
Transfer agent fees	257,774
Accounting fees and expenses	103,150
Non-interested trustees' compensation	1,191
Custodian fees and expenses	7,843
Registration fees	21,246
Audit	32,698
Legal	2,190
Miscellaneous	951
Total expenses before reductions	1,861,094
Expense reductions	(204,716)	1,656,378
Net investment income		18,751,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	105,385
Futures contracts	14,346	119,731
Change in net unrealized appreciation (depreciation) on:
Investment securities	9,013,905
Futures contracts	159,436	9,173,341
Net gain (loss)		9,293,072
Net increase (decrease) in net assets resulting from operations		$ 28,044,232

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 18,751,160	$ 18,691,583
Net realized gain (loss)	119,731	(213,798)
Change in net unrealized appreciation (depreciation)	9,173,341	(21,272,993)
Net increase (decrease) in net assets resulting from operations	28,044,232	(2,795,208)
Distributions to shareholders From net investment income	(18,718,785)	(18,691,583)
From net realized gain	-	(1,647,076)
In excess of net realized gain	-	(383,537)
Total distributions	(18,718,785)	(20,722,196)
Share transactions Net proceeds from sales of shares	57,956,672	71,810,126
Reinvestment of distributions	13,424,282	15,235,926
Cost of shares redeemed	(76,449,010)	(73,247,294)
Net increase (decrease) in net assets resulting from share transactions	(5,068,056)	13,798,758
Redemption fees	39,483	41,291
Total increase (decrease) in net assets	4,296,874	(9,677,355)
Net Assets
Beginning of period	380,018,878	389,696,233
End of period (including undistributed net investment income of $131,885 and $0, respectively)	$ 384,315,752	$ 380,018,878
Other Information Shares
Sold	5,299,432	6,348,487
Issued in reinvestment of distributions	1,226,518	1,356,855
Redeemed	(7,034,756)	(6,553,756)
Net increase (decrease)	(508,806)	1,151,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.890	$ 11.550	$ 11.380	$ 11.380	$ 11.420
Income from Investment Operations Net investment income	.559 B	.528	.548	.561	.588
Net realized and unrealized gain (loss)	.289	(.601)	.224	.140	-
Total from investment operations	.848	(.073)	.772	.701	.588
Less Distributions
From net investment income	(.559)	(.528)	(.548)	(.561)	(.588)
From net realized gain	-	(.049)	(.055)	(.140)	(.040)
In excess of net realized gain	-	(.011)	-	-	-
Total distributions	(.559)	(.588)	(.603)	(.701)	(.628)
Redemption fees added to paid in capital	.001	.001	.001	-	-
Net asset value, end of period	$ 11.180	$ 10.890	$ 11.550	$ 11.380	$ 11.380
Total Return A	8.03%	(0.65)%	6.96%	6.44%	5.37%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 384,316	$ 380,019	$ 389,696	$ 361,593	$ 357,367
Ratio of expenses to average net assets	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.45% C	.55%	.54% C	.55%	.52% C
Ratio of net investment income to average net assets	5.11%	4.71%	4.78%	5.00%	5.26%
Portfolio turnover rate	49%	19%	12%	16%	57%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the $5 account closeout fee on an average-size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Money Market	3.56%	16.89%	37.01%
New Jersey Tax-Free Money Market Funds Average	3.31%	15.31%	34.82%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 18 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Money Market	3.56%	3.17%	3.20%
New Jersey Tax-Free Money Market Funds Average	3.31%	2.89%	3.03%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Performance - continued

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99

Spartan New Jersey Municipal Money Market	3.79%	3.61%	3.65%	3.19%	3.15%

New Jersey Tax-Free Money Market Funds Average	3.37%	3.34%	3.43%	3.02%	2.97%

Spartan New Jersey Municipal Money Market - Tax-equivalent	6.33%	6.02%	6.08%	5.34%	5.27%

Portion of fund's income subject to state taxes	3.65%	12.14%	6.16%	8.06%	10.89%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 40.08%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan New Jersey Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Spartan New Jersey Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth and head off inflation. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices.

Q. What was the market's reaction to this backdrop?

A. Sentiment started to shift. In the summer, the Fed chose to keep rates unchanged at each of its meetings, building market consensus that the Fed would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. What was your strategy with the fund?

A. During the first half of the period, the fund purchased fixed-rate notes when their yields reflected expectations of higher yields going forward. Overall, however, the fund's maturity trended downward for two reasons. First, there weren't many attractive fixed-rate securities available; demand in New Jersey for municipal money market securities was quite strong while supply was low, so we were often not well-compensated for buying longer-term securities. Second, interest rates were on the rise at that time, an environment where it's generally better to keep a shorter maturity in order to invest in higher yields as they emerge.

Q. What did you do after the market shift?

A. When the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to New Jersey tax. Although more of shareholders' income will be taxable than if I had purchased exclusively New Jersey obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account. The fund also may invest out of state if there is a limited supply of New Jersey obligations.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.70%, compared to 3.15% 12 months ago. The more recent seven-day yield was the equivalent of a 6.18% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2000, the fund's 12-month total return was 3.56%, compared to 3.31% for the New Jersey tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumption accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline, and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: as high a level of current income exempt from federal income tax and, to the extent possible, from the New Jersey Gross Income Tax, as is consistent with the preservation of capital

Fund number: 423

Trading symbol: FSJXX

Start date: May 1, 1990

Size: as of November 30, 2000, more than $482 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Spartan New Jersey Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	74.1	78.9	60.3
31 - 90	6.8	5.2	23.4
91 - 180	10.2	2.1	8.3
181 - 397	8.9	13.8	8.0
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Spartan New Jersey Municipal Money Market Fund	48 Days	51 Days	49 Days
New Jersey Tax-Free Money Market Funds Average *	53 Days	49 Days	53 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 64.7%	Variable Rate Demand Notes (VRDNs) 62.7%
Commercial Paper (including CP Mode) 1.9%	Commercial Paper (including CP Mode) 6.7%
Tender Bonds 1.4%	Tender Bonds 0.0%
Municipal Notes 23.3%	Municipal Notes 23.6%
Municipal Money Market Funds 7.2%	Municipal Money Market Funds 7.4%
Other Investments and Net Other Assets 1.5%	Other Investments and Net Other Assets** (0.4)%

* Source: iMoneyNet, Inc.

** Other Investments and Net Other Assets are not included in the pie chart.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 98.8%
	Principal Amount	Value (Note 1)
Delaware - 1.0%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	$ 5,000,000	$ 5,000,000
New Jersey - 71.5%
Allendale Board Ed. BAN 4.5% 2/9/01	3,900,000	3,902,506
Belmar Gen. Oblig. BAN 4.9% 5/10/01	2,100,000	2,104,052
Bergen County Gen. Oblig. Bonds 4.55% 9/1/01	1,300,000	1,302,355
Brick Township Gen. Oblig. BAN 4.75% 5/11/01	2,118,560	2,122,847
Burlington County Gen. Oblig. BAN:
Series G, 4.5% 11/2/01	3,059,500	3,064,358
4.75% 7/19/01	12,100,000	12,136,546
Chatham Township Gen. Oblig. BAN 4.6% 2/16/01	3,500,000	3,503,677
Chathams District Board of Ed. BAN 4.6% 1/25/01	3,900,000	3,903,150
Clark Township Gen. Oblig. BAN 4.16% 1/5/01	2,100,000	2,100,038
Clifton Gen. Oblig. TAN 4.5% 2/14/01	2,800,000	2,801,489
Cranford Township Gen. Oblig. BAN 4.5% 1/18/01	2,100,000	2,101,058
Delaware River Port Auth. Pennsylvania and New Jersey Rev. Participating VRDN:
Series Merlots 00 K, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	9,900,000	9,900,000
Series MSDW 00 396, 4.07% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,080,000	2,080,000
Series Putters 144, 4.02% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(e)	4,260,000	4,260,000
Series SG 53, 4.22% (Liquidity Facility Societe Generale) (a)(e)	5,700,000	5,700,000
Series SGA 89, 4.35% (Liquidity Facility Societe Generale) (a)(e)	4,645,000	4,645,000
East Brunswick Township Gen. Oblig. BAN 4.5% 2/27/01	4,800,000	4,804,201
Essex County Gen. Oblig. BAN Series A, 4.75% 7/27/01	4,400,000	4,409,580
Essex County Impt. Auth. Participating VRDN Series FRRI A27, 4.1% (Liquidity Facility Bank of New York NA) (a)(e)	3,500,000	3,500,000
Essex County Impt. Auth. Lease Rev.:
Participating VRDN Series SSP 37, 4.13% (Liquidity Facility Chase Manhattan Bank) (a)(e)	3,910,000	3,910,000
BAN 5% 8/9/01	4,700,000	4,717,001
Fort Lee Gen. Oblig. BAN 4.5% 3/1/01	1,750,000	1,751,500
Hackensack Board of Ed. BAN 4.75% 5/16/01	3,500,000	3,505,332
Hamilton Township Mercer County BAN 4.75% 10/19/01	2,300,000	2,307,955
Highland Park Gen. Oblig. BAN 4.7% 4/26/01	2,000,000	2,003,602
Hopewell Township Gen. Oblig. BAN 4.5% 3/20/01	2,530,143	2,532,022
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled Govt. Ln. Prog.) Series 1986, 3.9%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	$ 21,605,000	$ 21,605,000
Jackson Township Gen. Oblig. BAN 4.25% 12/13/00	2,172,075	2,172,301
Margate City Gen. Oblig. BAN:
4.4% 12/1/00	2,500,000	2,500,000
4.85% 7/18/01	4,470,000	4,482,064
Mercer County Impt. Auth. Rev. (Atlantic Foundation & Johnson Proj.) Series 1998, 4.1% (MBIA Insured), VRDN (a)	11,000,000	11,000,000
Millburn Township Gen. Oblig. BAN 4.5% 3/22/01	3,800,000	3,804,438
Montclair Township Gen. Oblig. BAN 4.75% 3/9/01	3,210,000	3,215,128
Morris County Gen. Oblig. BAN 4.5% 9/19/01	4,455,000	4,463,863
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(AIRUS Newark LLC Proj.) Series 1998, 3.95% (AMBAC Insured), VRDN (a)(d)	6,350,000	6,350,000
(Ctr. for Aging Applewood Proj.) Series 1989, 4.3%, LOC Fleet Nat'l. Bank, VRDN (a)	2,125,000	2,125,000
(Dial Realty Proj.) Series 1988 L, 4.1%, LOC PNC Bank NA, VRDN (a)(d)	1,700,000	1,700,000
(Guttenplan's Bakery Proj.) Series 1989 G, 4.1%, LOC PNC Bank NA, VRDN (a)(d)	1,300,000	1,300,000
(Herzel Motor Corp. Proj.) Series 1989 L, 4.1%, LOC PNC Bank NA, VRDN (a)(d)	300,000	300,000
(Recycle, Inc. Proj.) Series 1995, 4.1%, LOC Fleet Bank NA, VRDN (a)(d)	3,100,000	3,100,000
New Jersey Econ. Dev. Auth. Ind. Dev. Rev. (Nat'l. Refrigerant Proj.) Series 1994 A, 4.25%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)(d)	195,000	195,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. Participating VRDN Series MSDW 00 371, 4.07% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	6,500,000	6,500,000
New Jersey Econ. Dev. Auth. Rev.:
(Bayshore Health Ctr. Proj.) Series 1998 A, 4.15%, LOC Kredietbank, VRDN (a)	1,940,000	1,940,000
(E.P. Henry Corp. Proj.) 4.1%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)(d)	610,000	610,000
(Eastern Silk Proj.) Second Series D2, 4.25%, LOC BNP Paribas SA, VRDN (a)(d)	1,060,000	1,060,000
(Jewish Home Rockleigh Proj.) Series B, 4.3%, LOC PNC Bank NA, VRDN (a)	7,000,000	7,000,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. Bonds (Dallas Airmotive, Inc. Proj.) Series 2000, 4.5%, tender 12/1/00, LOC Bayerische Landesbank Girozentrale (d)	2,180,000	2,180,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
Participating VRDN Series MSDW 00 417, 4.17% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	$ 2,005,000	$ 2,005,000
(United Wtr., Inc. Proj.) Series 1996 B, 4.5% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)	1,200,000	1,200,000
New Jersey Gen. Oblig.:
Participating VRDN:
Series FRRI L11, 4.15% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	8,450,000	8,450,000
Series FRRI L8, 4.15% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	5,700,000	5,700,000
4.3% 4/10/01, CP	2,500,000	2,500,000
4.35% 4/6/01, CP	4,500,000	4,500,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Bonds Series 1999 V, 4.45%, tender 4/19/01 (Liquidity Facility Bank of America NA) (d)(e)(f)	4,250,000	4,250,000
Participating VRDN:
Series PA 117, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,815,000	2,815,000
Series PT 118, 4.07% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	19,650,000	19,650,000
Series PT 1182, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	10,960,000	10,960,000
Series PT 287, 4.25% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	2,280,000	2,280,000
Series PT 349, 4.07% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	4,960,000	4,960,000
Series PT 456, 4.07% (Liquidity Facility Commerzbank AG) (a)(d)(e)	2,000,000	2,000,000
New Jersey Sports & Exposition Auth. Contract Rev.:
Participating VRDN Series FRRI A3, 4.15% (Liquidity Facility Commerzbank AG) (a)(e)	4,600,000	4,600,000
Series 1992 C, 3.75% (MBIA Insured) (BPA Cr. Suisse First Boston Bank), VRDN (a)	9,450,000	9,450,000
New Jersey Tpk. Auth. Rev. Participating VRDN Series 003002, 4.12% (Liquidity Facility Citibank NA, New York) (a)(e)	6,830,000	6,830,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series Merlots EEE, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,000,000	3,000,000
Series PA 667, 4.05% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,995,000	4,995,000
Series PA 751, 4.05% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	3,300,000	3,300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN: - continued
Series ROC II 00 R19, 4.12% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	$ 4,995,000	$ 4,995,000
Series ROC II R23, 4.12% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	2,900,000	2,900,000
New Jersey Trans. Trust Fund Auth. Participating VRDN Series ROC II 00 R21, 4.12% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	2,765,000	2,765,000
Readington Township Gen. Oblig. BAN 4.5% 4/27/01	6,100,000	6,107,296
Salem County Ind. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Participating VRDN Series MSDW 00 381, 4.07% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	12,495,000	12,495,000
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. & Gas Co. Proj.) Series 1997 A, 4.1% (MBIA Insured) (BPA UBS AG), VRDN (a)(d)	3,000,000	3,000,000
Tenafly School District BAN 4.6% 4/25/01	3,500,000	3,505,464
Union County Gen. Oblig. BAN 4.625% 2/23/01	7,100,000	7,106,256
West Milford Township Gen. Oblig. BAN 4.5% 1/19/01	2,317,000	2,318,281
Wildwood Gen. Oblig. BAN 5.25% 3/9/01, LOC First Union Nat'l. Bank, North Carolina	4,147,855	4,158,787
Woodbridge Township Gen. Oblig. BAN 4.75% 7/27/01	5,425,000	5,437,034
		344,904,181
New York & New Jersey - 19.1%
Port Auth. New York & New Jersey:
Participating VRDN:
Series PT 418, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,285,000	2,285,000
Series RobIns 10, 4.17% (Liquidity Facility Bank of New York NA) (a)(d)(e)	6,300,000	6,300,000
Series SG 52, 4.07% (Liquidity Facility Societe Generale) (a)(d)(e)	8,580,000	8,580,000
Series 1991, 4.6931%, VRDN (a)(d)(f)	6,400,000	6,400,000
Series 1992, 4.225%, VRDN (a)(f)	6,900,000	6,900,000
Series 1995, 4.225%, VRDN (a)(d)(f)	10,500,000	10,500,000
Series 1996 3, 4.25%, VRDN (a)	5,000,000	5,000,000
Series 1997 1B, 4.25%, VRDN (a)	3,200,000	3,200,000
Series 1997 2, 4.225%, VRDN (a)(f)	10,400,000	10,400,000
Series B, 4.3% 4/10/01, CP	2,565,000	2,565,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. New York & New Jersey Spl. Oblig. Rev.:
Participating VRDN:
Series BNY 00 N18, 4.2% (Liquidity Facility Bank of New York NA) (a)(d)(e)	$ 7,600,000	$ 7,600,000
Series LB 00 L17, 4.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)(e)	9,700,000	9,700,000
Series Merlots 00 B5, 4.26% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,300,000	2,300,000
Series MSDW 00 243, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	2,530,000	2,530,000
Series MSDW 00 331, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	4,500,000	4,500,000
Series MSDW 00 353, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	3,300,000	3,300,000
Series 6, 4.2%, VRDN (a)(d)	100,000	100,000
		92,160,000
	Shares
Other - 7.2%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	34,727,630	34,727,630
TOTAL INVESTMENT PORTFOLIO - 98.8%		476,791,811
NET OTHER ASSETS - 1.2%		5,871,809
NET ASSETS - 100%		$ 482,663,620
Total Cost for Income Tax Purposes $ 476,791,811
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Bonds Series 1999 V, 4.45%, tender 4/19/01 (Liquidity Facility Bank of America NA)	11/9/00	$ 4,250,000
Port Auth. New York & New Jersey:
Series 1991, 4.6931%, VRDN	6/18/91	$ 6,400,000
Series 1992, 4.225%, VRDN	2/14/92	$ 6,900,000
Series 1995, 4.225%, VRDN	9/15/95	$ 10,500,000
Series 1997 2, 4.225%, VRDN	9/15/97	$ 10,400,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $38,450,000 or 8% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2000, 100.00% of the fund's income dividends was free from federal income tax, and 36.76% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 476,791,811
Receivable for fund shares sold		786,899
Interest receivable		5,685,370
Total assets		483,264,080
Liabilities
Payable to custodian bank	$ 91,878
Payable for fund shares redeemed	215,757
Distributions payable	99,167
Accrued management fee	190,956
Other payables and accrued expenses	2,702
Total liabilities		600,460
Net Assets		$ 482,663,620
Net Assets consist of:
Paid in capital		$ 482,617,796
Accumulated net realized gain (loss) on investments		45,824
Net Assets, for 482,590,601 shares outstanding		$ 482,663,620
Net Asset Value, offering price and redemption price per share ($482,663,620 ÷ 482,590,601 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 19,258,230
Expenses
Management fee	$ 2,406,251
Non-interested trustees' compensation	1,614
Total expenses before reductions	2,407,865
Expense reductions	(16,764)	2,391,101
Net investment income		16,867,129
Net realized gain (loss) on investments		94,949
Net increase (decrease) in net assets resulting from operations		$ 16,962,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 16,867,129	$ 13,756,162
Net realized gain (loss)	94,949	21,297
Net increase (decrease) in net assets resulting from operations	16,962,078	13,777,459
Distributions to shareholders from net investment income	(16,867,129)	(13,756,162)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	393,919,403	364,903,165
Reinvestment of distributions from net investment income	15,814,649	12,953,174
Cost of shares redeemed	(425,766,326)	(407,766,221)
Net increase (decrease) in net assets and shares resulting from share transactions	(16,032,274)	(29,909,882)
Total increase (decrease) in net assets	(15,937,325)	(29,888,585)
Net Assets
Beginning of period	498,600,945	528,489,530
End of period	$ 482,663,620	$ 498,600,945

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997 F	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.035	.027	.030	.003	.032	.032
Less Distributions
From net investment income	(.035)	(.027)	(.030)	(.003)	(.032)	(.032)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	3.56%	2.78%	3.06%	.27%	3.22%	3.24%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 482,664	$ 498,601	$ 528,490	$ 524,365	$ 520,551	$ 504,875
Ratio of expenses to average net assets	.50%	.50%	.50%	.50% A	.40% D	.35% D
Ratio of expenses to average net assets after expense reductions	.50%	.50%	.50%	.50% A	.40%	.34% E
Ratio of net investment income to average net assets	3.50%	2.74%	3.02%	3.28% A	3.15%	3.20%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the account closeout fee and for periods of less than one year are not annualized.

D FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F One month ended November 30

G Year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Money Market	3.50%	16.00%	33.88%
New Jersey Tax-Free Money Market Funds Average	3.31%	15.31%	34.82%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or ten years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average, which reflects the performance of municipal money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 18 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Money Market	3.50%	3.01%	2.96%
New Jersey Tax-Free Money Market Funds Average	3.31%	2.89%	3.03%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Performance - continued

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99

Fidelity New Jersey Municipal Money Market Fund	3.72%	3.58%	3.65%	3.05%	3.05%

New Jersey Tax-Free Money Market Funds Average	3.37%	3.34%	3.43%	3.02%	2.97%

Fidelity New Jersey Municipal Money Market Fund - Tax-equivalent	6.18%	5.97%	6.11%	5.11%	5.07%

Portion of fund's income subject to state taxes	7.11%	13.26%	3.21%	4.83%	4.97%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2000 federal and state income tax rate of 40.08%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you would have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

3

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth and head off inflation. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices.

Q. What was the market's reaction to this backdrop?

A. Sentiment started to shift. In the summer, the Fed chose to keep rates unchanged at each of its meetings, building market consensus that the Fed would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. What was your strategy with the fund?

A. During the first half of the period, the fund purchased fixed-rate notes when their yields reflected expectations of higher yields going forward. Overall, however, the fund's maturity trended downward for two reasons. First, there weren't many attractive fixed-rate securities available; demand in New Jersey for municipal money market securities was quite strong while supply was low, so we were often not well-compensated for buying longer-term securities. Second, interest rates were on the rise at that time, an environment where it's generally better to keep a shorter maturity in order to invest in higher yields as they emerge.

Q. What did you do after the market shift?

A. When the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. In addition, I invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to New Jersey tax. Although more of shareholders' income will be taxable than if I had purchased exclusively New Jersey obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account. The fund also may invest out of state if there is a limited supply of New Jersey obligations.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.65%, compared to 3.05% 12 months ago. The more recent seven-day yield was the equivalent of a 6.06% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2000, the fund's 12-month total return was 3.50%, compared to 3.31% for the New Jersey tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumption accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline, and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: as high a level of current income exempt from federal income tax and the New Jersey Gross Income Tax, as is consistent with the preservation of capital

Fund number: 417

Trading symbol: FNJXX

Start date: March 17, 1988

Size: as of November 30, 2000, more than $926 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	72.8	78.9	56.4
31 - 90	7.1	5.3	26.0
91 - 180	11.0	2.2	9.3
181 - 397	9.1	13.6	8.3
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Fidelity New Jersey Municipal Money Market Fund	49 Days	50 Days	52 Days
New Jersey Tax-Free Money Market Funds Average *	53 Days	49 Days	53 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 64.2%	Variable Rate Demand Notes (VRDNs) 64.2%
Commercial Paper (including CP Mode) 4.5%	Commercial Paper (including CP Mode) 9.8%
Tender Bonds 1.7%	Tender Bonds 0.0%
Municipal Notes 21.5%	Municipal Notes 21.6%
Municipal Money Market Funds 6.7%	Municipal Money Market Funds 2.6%
Other Investments and Net Other Assets 1.4%	Other Investments and Net Other Assets 1.8%

* Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 98.8%
	Principal Amount	Value (Note 1)
Delaware - 1.1%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	$ 9,975,000	$ 9,975,000
New Jersey - 75.5%
Allendale Board Ed. BAN 4.5% 2/9/01	5,941,000	5,944,817
Belmar Gen. Oblig. BAN 4.9% 5/10/01	3,523,250	3,530,049
Bergen County Gen. Oblig. Bonds 4.55% 9/1/01	1,400,000	1,402,536
Brick Township Gen. Oblig. BAN 4.75% 5/11/01	3,808,250	3,815,957
Burlington County Gen. Oblig. BAN:
Series G, 4.5% 11/2/01	5,870,000	5,879,320
4.75% 7/19/01	20,760,000	20,822,702
Camden County Impt. Auth. Rev. (Parkview Redev. Hsg. Proj.) 4%, LOC Gen. Elec. Cap. Corp., VRDN (a)(d)	12,800,000	12,800,000
Chatham Township Gen. Oblig. BAN 4.6% 2/16/01	5,497,745	5,503,521
Chathams District Board of Ed. BAN 4.6% 1/25/01	6,000,000	6,004,846
Clark Township Gen. Oblig. BAN 4.16% 1/5/01	3,176,200	3,176,258
Closter Gen. Oblig. BAN 4.75% 8/17/01	2,156,000	2,161,859
Cranford Township Gen. Oblig. BAN:
4.5% 1/18/01	3,133,000	3,134,578
5% 6/22/01	2,000,000	2,003,714
Delaware River Port Auth. Pennsylvania and New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	5,000,000	5,000,000
Series Merlots 00 K, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	15,265,000	15,265,000
Series MSDW 00 396, 4.07% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	3,800,000	3,800,000
Series SG 53, 4.22% (Liquidity Facility Societe Generale) (a)(e)	12,940,000	12,940,000
Series SGA 89, 4.35% (Liquidity Facility Societe Generale) (a)(e)	8,200,000	8,200,000
East Brunswick Township Gen. Oblig. BAN:
4.5% 2/27/01	7,232,000	7,238,329
4.5% 4/12/01	3,900,000	3,904,455
Essex County Gen. Oblig. BAN Series A, 4.75% 7/27/01	8,085,000	8,102,604
Essex County Impt. Auth. Participating VRDN Series FRRI A27, 4.1% (Liquidity Facility Bank of New York NA) (a)(e)	3,150,000	3,150,000
Essex County Impt. Auth. Lease Rev.:
Participating VRDN Series SSP 37, 4.13% (Liquidity Facility Chase Manhattan Bank) (a)(e)	12,100,000	12,100,000
BAN 5% 8/9/01	8,300,000	8,330,022
Fort Lee Gen. Oblig. BAN 4.5% 3/1/01	3,000,000	3,002,572
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Hackensack Board of Ed. BAN 4.75% 5/16/01	$ 6,000,000	$ 6,009,141
Haledon Gen. Oblig. BAN 4.5% 4/11/01	4,455,000	4,459,906
Hamilton Township Mercer County BAN 4.75% 10/19/01	4,400,000	4,415,219
Highland Park Gen. Oblig. BAN 4.7% 4/26/01	3,600,000	3,606,483
Hopewell Township Gen. Oblig. BAN 4.5% 3/20/01	2,700,000	2,702,005
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled Govt. Ln. Prog.) Series 1986, 3.9%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	31,795,000	31,794,998
Jackson Township Gen. Oblig. BAN 4.25% 12/13/00	3,000,000	3,000,312
Margate City Gen. Oblig. BAN:
4.4% 12/1/00	4,130,000	4,130,000
4.85% 7/18/01	7,700,000	7,720,782
Mercer County Impt. Auth. Rev. (Atlantic Foundation & Johnson Proj.) Series 1998, 4.1% (MBIA Insured), VRDN (a)	16,000,000	16,000,000
Millburn Township Gen. Oblig. BAN 4.5% 3/22/01	6,000,000	6,007,007
Montclair Township Gen. Oblig. BAN 4.75% 3/9/01	3,880,000	3,886,198
Morris County Gen. Oblig. BAN 4.5% 9/19/01	7,900,000	7,915,717
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(AIRUS Newark LLC Proj.) Series 1998, 3.95% (AMBAC Insured), VRDN (a)(d)	1,000,000	1,000,000
(Ctr. for Aging Applewood Proj.) Series 1989, 4.3%, LOC Fleet Nat'l. Bank, VRDN (a)	2,275,000	2,275,000
(Foreign Trade Zone Proj.) Series 1998, 4.05%, LOC Bank of New York NA, VRDN (a)	4,595,000	4,595,000
(Headquarters Proj.) Series 1997, 4.05%, LOC PNC Bank NA, VRDN (a)	100,000	100,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev.:
Participating VRDN:
Series MSDW 00 371, 4.07% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	11,570,000	11,570,000
Series MSDW 98 161, 4.09% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	1,000,000	1,000,000
(Natural Gas Co. Proj.):
Series 1995 B, 4.15% (AMBAC Insured), VRDN (a)(d)	5,500,000	5,500,000
Series 1998 B, 3.95% (AMBAC Insured), VRDN (a)(d)	8,600,000	8,600,000
(NUI Corp. Proj.) Series 1996 A, 4.15% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	1,400,000	1,400,000
Series C, 3.95% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	5,000,000	5,000,000
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Hoffman- Roche, Inc. Proj.) Series 1985, 4.15%, LOC Wachovia Bank NA, VRDN (a)	3,000,000	3,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.:
(Bayshore Health Ctr. Proj.) Series 1998 A, 4.15%, LOC Kredietbank, VRDN (a)	$ 7,155,000	$ 7,155,000
(El Dorado Term. Co. Proj.) Series 1999 A, 4.1% (Dow Chemical Co. Guaranteed), VRDN (a)	2,900,000	2,900,000
(Jewish Home Rockleigh Proj.) Series B, 4.3%, LOC PNC Bank NA, VRDN (a)	9,930,000	9,930,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. Bonds (Dallas Airmotive, Inc. Proj.) Series 2000, 4.5%, tender 12/1/00, LOC Bayerische Landesbank Girozentrale (d)	3,600,000	3,600,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
Participating VRDN Series MSDW 00 417, 4.17% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	3,860,000	3,860,000
(Elizabethtown Wtr. Co. Proj.) Series 1997 B, 4.05% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	3,500,000	3,500,000
(United Wtr., Inc. Proj.):
Series 1996 A, 4.2% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)	2,100,000	2,100,000
Series 1996 C, 4.55% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	2,400,000	2,400,000
New Jersey Gen. Oblig.:
Participating VRDN:
Series 963001, 4.12% (Liquidity Facility Citibank NA, New York) (a)(e)	13,300,000	13,300,000
Series FRRI L11, 4.15% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	14,000,000	14,000,000
Series FRRI L8, 4.15% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	9,950,000	9,950,000
4.3% 2/8/01, CP	4,900,000	4,900,000
4.3% 2/13/01, CP	10,000,000	10,000,000
4.3% 3/15/01, CP	5,000,000	5,000,000
4.3% 4/10/01, CP	5,000,000	5,000,000
4.4% 4/5/01, CP	10,000,000	10,000,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Bonds Series 1999 V, 4.45%, tender 4/19/01 (Liquidity Facility Bank of America NA) (d)(e)(f)	11,855,000	11,855,000
Participating VRDN:
Series CDC 00 P, 4.07% (Liquidity Facility Caisse des Depots et Consignations) (a)(d)(e)	9,765,000	9,765,000
Series Merlots 00 A2, 4.24% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,500,000	2,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.: - continued
Series PA 117, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	$ 2,525,000	$ 2,525,000
Series PT 118, 4.07% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	24,565,000	24,565,000
Series PT 1182, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	10,195,000	10,195,000
Series PT 287, 4.25% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	9,880,000	9,880,000
Series PT 349, 4.07% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(e)	10,650,000	10,650,000
Series PT 456, 4.07% (Liquidity Facility Commerzbank AG) (a)(d)(e)	3,545,000	3,545,000
New Jersey Sports & Exposition Auth. Contract Rev.:
Participating VRDN Series FRRI A3, 4.15% (Liquidity Facility Commerzbank AG) (a)(e)	6,100,000	6,100,000
Series 1992 C, 3.75% (MBIA Insured) (BPA Cr. Suisse First Boston Bank), VRDN (a)	25,600,000	25,600,000
New Jersey Tpk. Auth. Rev. Participating VRDN Series 003001, 4.12% (Liquidity Facility Citibank NA, New York) (a)(e)	17,315,000	17,315,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series Merlots EEE, 4.19% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	5,100,000	5,100,000
Series PA 751, 4.05% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,300,000	4,300,000
Series ROC 00 8, 4.12% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	13,845,000	13,845,000
Series ROC II R 00 20, 4.12% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	28,235,000	28,235,000
Series ROC II R23, 4.12% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	9,590,000	9,590,000
New Jersey Trans. Trust Fund Auth. Participating VRDN Series 1999 A, 4.05% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	6,000,000	6,000,000
Piscataway Township Gen. Oblig. BAN 4.6% 4/20/01	4,737,000	4,743,614
Readington Township Gen. Oblig. BAN 4.5% 4/27/01	11,360,000	11,373,588
Red Bank Borough Gen. Oblig. BAN 4.5% 11/14/01	5,229,900	5,237,500
Salem County Ind. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Participating VRDN Series MSDW 00 380, 4.07% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	19,420,000	19,420,000
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. & Gas Co. Proj.) Series 1997 A, 4.1% (MBIA Insured) (BPA UBS AG), VRDN (a)(d)	3,500,000	3,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Tenafly School District BAN 4.6% 4/25/01	$ 6,500,000	$ 6,510,148
Union County Gen. Oblig. BAN 4.625% 2/23/01	12,900,000	12,911,366
West Milford Township Gen. Oblig. BAN 4.5% 1/19/01	3,600,000	3,601,991
Woodbridge Township Gen. Oblig. BAN 4.75% 7/27/01	9,600,000	9,621,295
		698,980,409
New York & New Jersey - 15.5%
Port Auth. New York & New Jersey:
Participating VRDN:
Series PT 418, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	4,000,000	4,000,000
Series PT 440, 4.07% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	4,605,000	4,605,000
Series RobIns 10, 4.17% (Liquidity Facility Bank of New York NA) (a)(d)(e)	10,355,000	10,355,000
Series ROC II R43, 4.17% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(d)(e)	6,310,000	6,310,000
Series SG 52, 4.07% (Liquidity Facility Societe Generale) (a)(d)(e)	7,485,000	7,485,000
Series 1991, 4.6931%, VRDN (a)(d)(f)	8,800,000	8,800,000
Series 1992, 4.225%, VRDN (a)(f)	6,800,000	6,800,000
Series 1995, 4.225%, VRDN (a)(d)(f)	9,400,000	9,400,000
Series 1996 2, 4.35%, VRDN (a)(d)	3,500,000	3,500,000
Series 1997 1, 4.225%, VRDN (a)(f)	8,900,000	8,900,000
Series 1997 1A, 4.25%, VRDN (a)	2,800,000	2,800,000
Series B:
4.3% 2/8/01, CP	2,050,000	2,050,000
4.3% 4/10/01, CP	5,100,000	5,100,000
Port Auth. New York & New Jersey Spl. Oblig. Rev.:
Participating VRDN:
Series BNY 00 N18, 4.2% (Liquidity Facility Bank of New York NA) (a)(d)(e)	13,400,000	13,400,000
Series LB 00 L17, 4.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)(e)	17,200,000	17,200,000
Series MSDW 00 243, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	3,800,000	3,800,000
Series MSDW 00 331, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	7,995,000	7,995,000
Series MSDW 00 353, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	5,870,000	5,870,000
Series MSDW 98 157, 4.12% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	2,080,000	2,080,000
Series 2, 4.1%, VRDN (a)	4,400,000	4,400,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. New York & New Jersey Spl. Oblig. Rev.: - continued
Series 3, 4.1%, VRDN (a)	$ 100,000	$ 100,000
Series 5, 4.1%, VRDN (a)	8,300,000	8,300,000
Series 6, 4.2%, VRDN (a)(d)	400,000	400,000
		143,650,000
	Shares
Other - 6.7%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	62,395,741	62,395,741
TOTAL INVESTMENT PORTFOLIO - 98.8%	915,001,150
NET OTHER ASSETS - 1.2%	11,549,545
NET ASSETS - 100%	$ 926,550,695
Total Cost for Income Tax Purposes $ 915,001,150
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Bonds Series 1999 V, 4.45%, tender 4/19/01 (Liquidity Facility Bank of America NA)	11/9/00	$ 11,855,000
Port Auth. New York & New Jersey:
Series 1991, 4.6931%, VRDN	6/18/91	$ 8,800,000
Series 1992, 4.225%, VRDN	2/14/92	$ 6,800,000
Series 1995, 4.225%, VRDN	9/15/95	$ 9,400,000
Series 1997 1, 4.225%, VRDN	9/15/97	$ 8,900,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $45,755,000 or 4.9% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2000, 100.00% of the fund's income dividends was free from federal income tax, and 33.54% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 915,001,150
Receivable for fund shares sold		11,165,841
Interest receivable		10,750,239
Prepaid expenses		2,390
Total assets		936,919,620
Liabilities
Payable to custodian bank	$ 85,655
Payable for fund shares redeemed	9,756,674
Distributions payable	39,449
Accrued management fee	288,202
Other payables and accrued expenses	198,945
Total liabilities		10,368,925
Net Assets		$ 926,550,695
Net Assets consist of:
Paid in capital		$ 926,455,309
Accumulated net realized gain (loss) on investments		95,386
Net Assets, for 926,455,372 shares outstanding		$ 926,550,695
Net Asset Value, offering price and redemption price per share ($926,550,695 ÷ 926,455,372 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 33,114,865
Expenses
Management fee	$ 3,095,164
Transfer agent fees	1,176,907
Accounting fees and expenses	114,501
Non-interested trustees' compensation	2,713
Custodian fees and expenses	17,653
Registration fees	91,201
Audit	23,430
Legal	11,950
Miscellaneous	30,406
Total expenses before reductions	4,563,925
Expense reductions	(23,314)	4,540,611
Net investment income		28,574,254
Net realized gain (loss) on investments		95,786
Net increase in net assets resulting from operations		$ 28,670,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 28,574,254	$ 17,404,449
Net realized gain (loss)	95,786	40,402
Net increase (decrease) in net assets resulting from operations	28,670,040	17,444,851
Distributions to shareholders from net investment income	(28,574,254)	(17,404,449)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	3,123,719,645	2,306,661,152
Reinvestment of distributions from net investment income	28,010,309	17,049,675
Cost of shares redeemed	(2,923,201,063)	(2,216,315,325)
Net increase (decrease) in net assets and shares resulting from share transactions	228,528,891	107,395,502
Total increase (decrease) in net assets	228,624,677	107,435,904
Net Assets
Beginning of period	697,926,018	590,490,114
End of period	$ 926,550,695	$ 697,926,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.034	.026	.029	.030	.029
Less Distributions
From net investment income	(.034)	(.026)	(.029)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.50%	2.68%	2.93%	3.03%	2.93%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 926,551	$ 697,926	$ 590,490	$ 487,661	$ 423,224
Ratio of expenses to average net assets	.55%	.58%	.60%	.61%	.63%
Ratio of expenses to average net assets after expense reductions	.55%	.58%	.59% B	.61%	.61% B
Ratio of net investment income to average net assets	3.47%	2.65%	2.90%	2.98%	2.89%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Spartan New Jersey Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of New Jersey. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

The short-term trading fee period will be reduced to 30 days for shares redeemed after January 26, 2001.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Delayed Delivery Transactions. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions - continued

With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.

Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Income Fund. Purchases and sales of securities, other than short-term securities, aggregated $178,076,226 and $178,679,088, respectively.

The market value of futures contracts opened and closed during the period amounted to $28,480,477 and $32,064,259, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee.

Income Fund. For the period December 1, 1999 to December 31, 1999, as the income fund's investment adviser, Fidelity Management & Research Company (FMR) received a fee that was computed daily at an annual rate of .55% of the fund's average net assets. FMR paid all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. Under the Amended Contract effective January 1, 2000, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Income Fund - continued

weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the Amended Contract period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. Under the Amended Contract, the income fund is responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit.

Money Market Funds. As Fidelity New Jersey Municipal Money Market Fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets.

As Spartan New Jersey Municipal Money Market Fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan New Jersey Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $3,926 for the period.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity New Jersey Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized and annual rate of .08% and .14% of average net assets for the income fund and Fidelity New Jersey Municipal Money Market Fund, respectively.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, Fidelity New Jersey Municipal Money Market Fund paid premiums of $28,675 for the calendar year 2000 to FIDFUNDS, which are being amortized over one year. During the period, FMR has borne the cost of Spartan New Jersey Municipal Money Market Fund's premium payable to FIDFUNDS.

5. Expense Reductions.

Through arrangements with the income fund's and Fidelity New Jersey Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

expenses. During the period, the reductions under these arrangements were as follows:

	Income Fund	Fidelity New Jersey Municipal Money Market Fund
Custodian Credits	$ 7,663	$ 7,281
Transfer Agent Credits	149,861	16,033
Accounting Credits	36,206	0
	$ 193,730	$ 23,314

In addition, prior to January 1, 2000, under the all-inclusive fee structure, credits realized totaling $10,986 were used to reduce a portion of the income fund's expenses.

Through arrangements with Spartan New Jersey Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $16,764 under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan New Jersey Municipal Income Fund, Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (funds of Fidelity Court Street Trust II) at November 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of each fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2001

Annual Report

Distributions

The Board of Trustees of Spartan New Jersey Municipal Income Fund voted to pay on January 2, 2001, to shareholders of record at the opening of business on December 29, 2000, a distribution of $.003 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

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4   To review orders and mutual
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5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

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Annual Report

Michigan

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

George A. Fischer, Vice President -
Income Fund

Norman U. Lind, Vice President -
Money Market Funds

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

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Fidelity Distributors Corporation

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and

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The Fidelity Telephone Connection

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www.fidelity.com

Spartan®

Florida
Municipal

Funds

Annual Report

November 30, 2000

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Florida Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Spartan Florida Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Florida Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan® FL Municipal Income	7.44%	27.86%	79.31%
LB Florida Municipal Bond	7.98%	29.93%	n/a*
Florida Municipal Debt Funds Average	6.90%	23.48%	n/a*

Cumulative total returns show the fund's performance over a set period - in this case, one year, five years or since the fund started on March 16, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Florida Municipal Bond Index - a market value-weighted index of Florida investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 65 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan FL Municipal Income	7.44%	5.04%	6.93%
LB Florida Municipal Bond	7.98%	5.38%	n/a*
Florida Municipal Debt Funds Average	6.90%	4.30%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Spartan Florida Municipal Income Fund

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan Florida Municipal Income Fund on March 31, 1992, shortly after the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $17,851 - a 78.51% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,588 - a 75.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

Annual Report

Spartan Florida Municipal Income Fund

Performance - continued

Total Return Components

	Years ended November 30,
	2000	1999	1998	1997	1996
Dividend returns	5.15%	4.39%	4.77%	5.00%	5.10%
Capital returns	2.29%	-6.04%	2.63%	1.69%	0.49%
Total returns	7.44%	-1.65%	7.40%	6.69%	5.59%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.41¢	26.69¢	53.51¢
Annualized dividend rate	4.85%	4.84%	4.93%
30-day annualized yield	4.74%	-	-
30-day annualized tax-equivalent yield	7.41%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.06 over the past one month, $10.99 over the past six months and $10.86 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 36% 2000 federal income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

* Not available

Annual Report

Spartan Florida Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

For the first time since their heyday in the late 1980s and early 1990s, municipal bonds were on the brink of having a higher calendar year return than the bellwether stock market benchmark, the Standard & Poor's 500SM Index. For the one-year period ending November 30, 2000, the Lehman Brothers Municipal Bond Index - an index of more than 35,000 investment-grade, fixed-rate, tax-exempt bonds - returned 8.18%. During the same period, the S&P 500 was down 4.22%. Compared to taxable bonds, the muni market trailed the absolute return of the Lehman Brothers Aggregate Bond Index - a proxy for the taxable bond market - which gained 9.06%. On a tax-equivalent yield basis, however, the edge generally went to munis. A number of factors contributed to the rebound in municipal bond interest. Given the sharp increase in high-income households, individual investors - or retail investors, as they're commonly called in the industry - flocked to munis for both the high yields and tax advantages they offered and, later in the period, for protection from volatile equity markets. This surge in demand was countered by relatively light supply compared to previous years, a scenario that boosted muni bond prices. The credit quality of municipal bonds also became more attractive, as the strong U.S. economy led to credit upgrades for many municipal bond issuers.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Florida Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period that ended November 30, 2000, the fund returned 7.44%. To get a sense of how the fund did relative to its competitors, the Florida municipal debt funds average returned 6.90% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Florida Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 7.98% for the same 12-month period.

Q. What were some of the main forces behind the fund's performance during the year?

A. Changing expectations about economic growth, inflation and interest rates caused the municipal market to reverse course several times during the past year. In the early months of the period, the municipal market and the fund came under pressure due to inflationary fears and rising interest rates. The performance of the market and the fund steadily improved throughout the remainder of the period when economic growth appeared to be weakening and inflationary fears receded. By the end of November, there was a widening belief that the economy was slowing, that the Federal Reserve Board would stop raising interest rates, and that it might even lower rates in the months to come. The Florida municipal market also was helped by favorable supply and demand factors. The supply of municipals declined by about 12% in the first 11 months of 2000, while demand was reasonably strong.

Annual Report

Spartan Florida Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Why did the fund beat its peers during the period?

A. In keeping with Fidelity's investment approach, I didn't lengthen or shorten duration. That is, I didn't make the fund more or less interest-rate sensitive based on where I thought interest rates would be at some point down the road. Instead, I managed the fund's duration to be in line with the Florida municipal market as a whole as measured by the Lehman Brothers Florida Municipal Bond Index. Given that interest rates were pretty volatile during the period, some peers may have suffered if they were positioned with too little or too much interest-rate sensitivity at the wrong time. Rather than make a bet on interest rates, I positioned the fund to emphasize the best value opportunities based on their performance potential in a variety of possible interest-rate scenarios.

Q. What types of bonds performed well during the year? Which lagged the overall municipal market?

A. The fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing market rates and trade at prices that are above their face, or par, value. Their premium gives them protection under a tax rule that adversely affects some discount bonds during rising interest-rate environments. On the flip side, health care bonds struggled throughout much of the period, although their performance did improve somewhat later on. The sector in general was plagued by a reduction in reimbursements from HMOs and Medicare. More recently, however, hospitals with solid market positions improved as investors began to differentiate between weak and strong operators, rather than painting the entire section with the same brush.

Q. What choices did you make in terms of credit quality and sectors, and why?

A. As of November 30, 2000, about 64% of the fund's investments were in bonds with the highest credit rating of AAA by Standard & Poor's® or Aaa by Moody's Investors Service. The fund's emphasis on high-quality bonds reflected that, for the most part, I didn't feel that lower-quality bonds offered enough incentive by way of additional yield for owning them. In terms of sectors, I placed a growing emphasis on bonds that fund infrastructure spending, such as those from the transportation, water and electric utility sectors. As Florida's population grows, these types of essential service projects are expected to benefit from increased tax and user fee revenues.

Q. What's ahead for the municipal market?

A. The bond market appears to be factoring in the potential for interest rates to fall in early 2001, now that economic growth shows some signs of slowing and inflation is apparently absent. If interest rates do fall, municipal bonds most likely would benefit. My outlook for the technical aspects of supply and demand is favorable. The supply of municipals has continued to decline in response to rising interest rates because many issuers now find it too expensive to issue new debt or refinance old debt. Given their relatively high tax-equivalent yields, I believe that municipal bond demand will remain strong.

Annual Report

Spartan Florida Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide a high level of current income exempt from federal income tax and the Florida intangible tax

Fund number: 427

Trading symbol: FFLIX

Start date: March 16, 1992

Size: as of November 30, 2000, more than $414 million

Manager: Christine Thompson, since 1998; joined Fidelity in 1985

3

Christine Thompson on her investment approach:

"The demand for municipals can vary a great deal in response to the behavior of various market participants, presenting different opportunities at different times at different maturities. Corporations, individual investors and trust accounts tend to favor short-term securities, which are less interest-rate sensitive and, therefore, tend to be less volatile than the overall municipal market. Individual investors, along with mutual funds and insurance companies, that invest the insurance premiums they collect, are the primary purchasers of intermediate-maturity bonds. Higher-yielding, longer-term securities, which tend to be the most volatile, generally are the domain of long-maturity mutual funds, hedge funds and other investors known as ´arbitrageurs' who are investors that seek to exploit small differences between various fixed-income investments. A given municipal bond maturity range may look cheap or expensive as different categories of investors embrace them or step aside. I try to take advantage of the anomalies that can occur by investing in bond maturities that look cheap due to weak demand, and selling those that have performed well in response to strong demand."

  On January 18, 2001, the Board of Trustees of Spartan Florida Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 to 30 days. Redemptions after January 26, 2001, of shares held less than 30 days will be subject to a fee of 0.50% of the amount redeemed.

Annual Report

Spartan Florida Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Transportation	14.9	17.0
Health Care	14.7	14.7
Water & Sewer	14.3	15.9
Special Tax	14.3	9.1
General Obligations	9.6	5.7
Average Years to Maturity as of November 30, 2000
		6 months ago
Years	14.4	13.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2000
6 months ago
Years	6.6	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of November 30, 2000 As of May 31, 2000

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Florida Municipal Income Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Bonds - 99.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - 95.3%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Sys. Proj.):
6% 11/15/09 (Escrowed to Maturity) (d)	Baa1	$ 2,400,000	$ 2,503,872
6.05% 11/15/16 (Escrowed to Maturity) (d)	Baa1	6,230,000	6,709,897
Bay County Wtr. Sys. Rev. 5.7% 9/1/30 (AMBAC Insured)	Aaa	10,605,000	10,772,342
Broward County Arpt. Sys. Rev. Series H1:
4.5% 10/1/03 (AMBAC Insured) (c)	Aaa	3,425,000	3,414,931
4.5% 10/1/04 (AMBAC Insured) (c)	Aaa	3,280,000	3,267,306
Broward County Hsg. Fin. Auth. Single Family Mtg. Rev. 6.65% 8/1/21 (c)	Aaa	1,225,000	1,273,008
Broward County Resource Recovery Rev. (SES Broward Co. LP South Proj.) 7.95% 12/1/08	A3	9,655,000	9,873,203
Broward County Spl. Oblig. 5.5% 1/1/02 (AMBAC Insured)	Aaa	1,000,000	1,011,360
Dade County Aviation Rev.:
(Miami Int'l. Arpt. Proj.):
Series A:
5.75% 10/1/03 (FSA Insured) (c)	Aaa	1,800,000	1,851,192
6% 10/1/08 (FSA Insured) (c)	Aaa	4,175,000	4,473,304
Series B, 5% 10/1/11 (FSA Insured) (c)	Aaa	3,300,000	3,297,987
Series B, 6.3% 10/1/05 (AMBAC Insured)	Aaa	1,200,000	1,287,876
Series C, 5.5% 10/1/11 (MBIA Insured)	Aaa	5,200,000	5,397,236
Series D, 5.75% 10/1/09 (AMBAC Insured) (c)	Aaa	2,125,000	2,232,143
Series Y, 5.3% 10/1/05	Aa3	3,460,000	3,569,682
Dade County Gen. Oblig. Series DD, 7.7% 10/1/07 (AMBAC Insured)	Aaa	1,000,000	1,175,850
Dade County Guaranteed Entitlement Rev.:
Series B, 0% 2/1/02 (MBIA Insured)	Aaa	1,810,000	1,715,590
0% 8/1/18 (AMBAC Insured) (Pre-Refunded to 2/1/06 @ 40.446) (d)	Aaa	14,835,000	4,717,382
Dade County Resource Recovery Facilities Rev. 5.5% 10/1/09 (AMBAC Insured) (c)	Aaa	5,000,000	5,186,350
Dade County Spl. Oblig. Series B:
0% 10/1/03 (AMBAC Insured)	Aaa	4,160,000	3,644,784
0% 10/1/04 (AMBAC Insured)	Aaa	5,045,000	4,232,099
0% 10/1/16 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 63.072) (d)	Aaa	4,300,000	1,868,565
0% 10/1/21 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 45.5634) (d)	Aaa	4,140,000	1,299,629
0% 10/1/23 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 40.1315) (d)	Aaa	12,230,000	3,381,595
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Dade County Wtr. & Swr. Sys. Rev. 5.25% 10/1/21 (FGIC Insured)	Aaa	$ 2,970,000	$ 2,896,255
Dunedin Hosp. Rev. (Mease Health Care Proj.) 5.25% 11/15/06 (MBIA Insured)	Aaa	1,400,000	1,433,894
Duval County Hsg. Fin. Auth. Single Family Mtg. Rev. Series C, 7.7% 9/1/24 (FGIC Insured)	Aaa	325,000	334,077
Duval County School District 6.3% 8/1/06 (AMBAC Insured)	Aaa	5,000,000	5,240,300
Escambia County Sales Tax Rev. 5.55% 1/1/07 (FGIC Insured)	Aaa	2,000,000	2,068,000
Escambia County Utils. Auth. Util. Sys. Rev. Series B, 6.25% 1/1/15 (FGIC Insured)	Aaa	1,500,000	1,672,980
Escambia County Health Facilities Auth. Health Facilities Rev.:
(Baptist Hosp. & Baptist Manor Proj.):
5% 10/1/07	A3	1,210,000	1,142,930
6.75% 10/1/14	A3	580,000	589,193
6.75% 10/1/14 (Pre-Refunded to 10/1/03 @ 102) (d)	A3	2,555,000	2,753,447
(Baptist Hosp., Inc. Proj.) Series B, 6% 10/1/14	BBB+	2,825,000	2,727,538
Florida Board of Ed. Cap. Outlay:
(Pub. Ed. Proj.):
Series B, 5.625% 6/1/08	Aa2	1,000,000	1,045,500
Series E, 5.625% 6/1/29	Aa2	3,000,000	3,021,060
Series F, 5.5% 6/1/17	Aa2	3,000,000	3,030,450
Series B, 5% 6/1/13	Aa2	2,975,000	2,965,778
Series C, 5.75% 6/1/29 (FGIC Insured)	Aaa	2,000,000	2,038,540
Florida Division Bond Fin. Dept. Gen. Svcs. Revs. (Dept. of Envir. Preservation 2000 Proj.) Series A:
5.7% 7/1/09 (AMBAC Insured)	Aaa	3,000,000	3,134,220
5.75% 7/1/08 (AMBAC Insured)	Aaa	1,000,000	1,067,780
5.75% 7/1/11 (AMBAC Insured)	Aaa	3,000,000	3,131,040
Florida Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Single Family Mtg. Prog.):
Series A:
6.35% 7/1/14	Aaa	960,000	1,002,394
6.55% 7/1/14 (c)	Aaa	1,385,000	1,453,322
Series B, 6.55% 7/1/17 (c)	Aaa	955,000	990,478
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Florida Mid-Bay Bridge Auth. Rev. Series A:
6.875% 10/1/22 (Escrowed to Maturity) (d)	-	$ 3,000,000	$ 3,521,040
7.5% 10/1/17	-	1,700,000	1,782,892
Florida State Board Ed. Pub. Ed.:
Series A, 5.125% 6/1/30	Aa2	2,360,000	2,225,338
5.25% 6/1/24	Aa2	1,400,000	1,357,790
Gainesville Utils. Sys. Rev.:
Series A, 5.2% 10/1/22	Aa3	3,000,000	2,882,460
Series B, 5.5% 10/1/13	Aa3	1,500,000	1,527,225
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series A, 6.5% 10/1/05 (FGIC Insured) (c)	Aaa	3,550,000	3,729,133
5.25% 10/1/23 (FGIC Insured) (c)	Aaa	3,000,000	2,857,950
Hillsborough County Gen. Oblig. (Environmentally Sensitive Lands Acquisition & Protection Proj.) 6% 7/1/02 (AMBAC Insured)	Aaa	2,080,000	2,129,629
Hillsborough County Ind. Dev. Auth. Ind. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 1999 A, 5.625% 8/15/19	Baa1	5,000,000	4,416,000
Hillsborough County Port District Spl. Refing. Rev. (Tampa Port Auth. Proj.):
6.5% 6/1/03 (FSA Insured) (c)	Aaa	2,000,000	2,087,920
6.5% 6/1/05 (FSA Insured) (c)	Aaa	2,000,000	2,143,320
Hillsborough County Util. Rev. Series A:
0% 8/1/05 (MBIA Insured)	Aaa	6,000,000	4,799,280
0% 8/1/06 (MBIA Insured)	Aaa	4,500,000	3,424,185
0% 8/1/07 (MBIA Insured)	Aaa	6,500,000	4,695,404
Jacksonville Elec. Auth. Rev.:
(Saint Johns River Proj.):
Series 10 Issue 2, 6.5% 10/1/03	Aa2	1,500,000	1,580,190
Series 16 Issue 2, 5.375% 10/1/13	Aa2	4,000,000	4,044,360
(Second Installment Proj.) 5.25% 7/1/01 (Escrowed to Maturity) (d)	Aaa	680,000	683,706
(Wtr. & Swr. Sys. Proj.) Series A, 6.125% 10/1/39	Aa3	4,160,000	4,259,507
Jacksonville Excise Tax Rev.:
Impt. Series B:
5.5% 10/1/10 (FGIC Insured) (c)	Aaa	1,540,000	1,609,315
5.5% 10/1/11 (FGIC Insured) (c)	Aaa	2,730,000	2,833,440
Series B, 5.6% 10/1/08 (FGIC Insured) (c)	Aaa	2,300,000	2,342,780
6.25% 10/1/05 (AMBAC Insured)	Aaa	1,000,000	1,047,930
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Jacksonville Health Facilities Auth. Hosp. Rev. (Charity Obligated Group Proj.) Series A:
5.25% 8/15/08 (MBIA Insured)	Aaa	$ 3,720,000	$ 3,833,795
5.5% 8/15/05 (MBIA Insured)	Aaa	1,600,000	1,657,376
Jacksonville Health Facilities Auth. Ind. Dev. Rev. (Cypress Village/Nat'l. Benevolent Assoc. Proj.):
6.25% 12/1/23	Baa2	2,710,000	2,564,229
7% 12/1/14	Baa1	1,000,000	1,032,150
7% 12/1/22	Baa1	2,000,000	2,024,840
8% 12/1/24	Baa2	2,740,000	2,922,840
Jacksonville Ind. Dev. Rev. (Cargill, Inc. Proj.) 6.4% 3/1/11 (e)	-	1,250,000	1,285,063
Jacksonville Port Auth. Arpt. Rev. 5% 10/1/05 (FGIC Insured) (c)	Aaa	2,550,000	2,581,518
Jacksonville Sales Tax Rev. (River City Renaissance Proj.) 5.65% 10/1/14 (FGIC Insured)	Aaa	1,900,000	1,949,552
Lakeland Elec. & Wtr. Rev.:
First Lien Series B, 6.3% 10/1/02 (FSA Insured)	Aaa	5,180,000	5,349,231
0% 10/1/09 (FGIC Insured) (Escrowed to Maturity) (d)	Aaa	2,340,000	1,530,594
Lee County Indl. Dev. Auth. Health Care Facilities Rev.:
(Alliance Cmnty. Proj.) Series C, 5.5% 11/15/29	BBB-	4,075,000	3,398,020
(Shell Point Village Proj.) Series A:
5.25% 11/15/07	BBB-	1,250,000	1,177,263
5.5% 11/15/09	BBB-	800,000	752,104
5.5% 11/15/29	BBB-	6,250,000	5,211,688
Leesburg Hosp. Rev. (Leesburg Reg'l. Med. Ctr. Proj.) Series B, 5.625% 7/1/13	A2	2,795,000	2,751,985
Melbourne Arpt. Rev.:
6.25% 10/1/01 (MBIA Insured) (c)	Aaa	240,000	243,535
6.25% 10/1/02 (MBIA Insured) (c)	Aaa	260,000	267,579
6.25% 10/1/03 (MBIA Insured) (c)	Aaa	270,000	281,572
6.5% 10/1/04 (MBIA Insured) (c)	Aaa	290,000	308,253
6.5% 10/1/05 (MBIA Insured) (c)	Aaa	310,000	334,385
6.5% 10/1/06 (MBIA Insured) (c)	Aaa	325,000	353,717
6.75% 10/1/07 (MBIA Insured) (c)	Aaa	350,000	389,701
6.75% 10/1/08 (MBIA Insured) (c)	Aaa	375,000	422,501
6.75% 10/1/09 (MBIA Insured) (c)	Aaa	400,000	451,956
6.75% 10/1/10 (MBIA Insured) (c)	Aaa	425,000	484,793
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	Aaa	$ 6,000,000	$ 5,997,060
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) 5.375% 11/15/28	BBB	2,640,000	2,047,109
Miami Dade County Aviation Rev.:
Series A, 5% 10/1/05 (FGIC Insured) (c)	Aaa	2,550,000	2,576,010
Series C, 5.25% 10/1/12 (MBIA Insured) (c)	Aaa	5,185,000	5,253,649
Miami-Dade County Edl. Facilities Auth. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	Aaa	6,020,000	6,142,627
Miami-Dade County School Board Ctfs. of Prtn. Series A:
5.75% 10/1/12 (FSA Insured)	Aaa	2,530,000	2,673,603
5.75% 10/1/13 (FSA Insured)	Aaa	2,030,000	2,133,368
5.75% 10/1/14 (FSA Insured)	Aaa	2,000,000	2,090,220
North Miami Edl. Facilities Rev. (Johnson & Wales Univ. Proj.) Series A, 6.125% 4/1/20	-	6,605,000	6,766,030
Orange County Health Facilities Auth. Rev.:
(Adventist Health Sys. Proj.) 5.75% 11/15/05 (AMBAC Insured)	Aaa	2,000,000	2,097,220
(Adventist Health Sys./Sunbelt Proj.) 6.5% 11/15/30	Baa1	2,500,000	2,477,300
(Orlando Reg'l. Health Care Sys. Proj.): Series 1999 D, 5.75% 10/1/11 (MBIA Insured)	Aaa	4,200,000	4,471,950
Series A, 6.25% 10/1/18 (MBIA Insured)	Aaa	2,500,000	2,771,425
Orange County Hsg. Fin. Auth. Single Family Mtg. Rev. (Mtg. Backed Securities Prog.) 6.4% 10/1/14 (c)	AAA	1,260,000	1,316,335
Orange County School Board Ctfs. of Prtn. Series 1999 A, 5% 8/1/24 (MBIA Insured)	Aaa	2,400,000	2,233,080
Orange County Tourist Dev. Tax Rev.:
5.5% 10/1/22 (AMBAC Insured)	Aaa	3,270,000	3,276,965
5.5% 10/1/31 (AMBAC Insured)	Aaa	5,000,000	4,978,600
Orlando & Orange County Expressway Auth. Rev. 5.097% 7/1/04 (FGIC Insured)	Aaa	4,600,000	4,643,286
Orlando Utils. Commission Wtr. & Elec. Rev.:
Sub Series A, 5% 10/1/20	Aa2	5,745,000	5,419,776
Sub Series D, 6.75% 10/1/17	Aa2	7,250,000	8,479,890
5.538% 10/31/13	Aa2	9,400,000	9,569,952
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Palm Beach County Health Facilities Auth. Rev. (Retirement Cmnty.-Adult Communities Total Svc., Inc. Proj.) 5.625% 11/15/20	A-	$ 2,930,000	$ 2,677,991
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
5.75% 4/1/04 (AMBAC Insured) (c)	Aaa	3,380,000	3,486,673
6% 4/1/08 (AMBAC Insured) (c)	Aaa	2,400,000	2,565,216
6% 4/1/10 (AMBAC Insured) (c)	Aaa	5,770,000	6,210,366
6% 4/1/11 (AMBAC Insured) (c)	Aaa	5,000,000	5,384,300
Pensacola Arpt. Rev. Series A, 6.125% 10/1/18 (MBIA Insured) (c)	Aaa	1,500,000	1,589,445
Plantation Health Facilities Auth. Rev. (Covenant Retirement Communities, Inc. Proj.) 7.75% 12/1/22 (Pre-Refunded to 12/1/02 @ 102) (d)	-	2,500,000	2,704,175
Polk County Indl. Dev. Auth. Ind. Dev. Rev. (Winter Haven Hosp. Proj.) Series 2, 6.25% 9/1/15 (MBIA Insured)	Aaa	1,405,000	1,475,348
Port of Saint Lucie Util. Rev. Impt.:
Series 1997 A, 5% 9/1/17 (MBIA Insured)	Aaa	5,250,000	5,063,993
Series A, 5.125% 9/1/27 (MBIA Insured)	Aaa	5,375,000	5,087,223
Seminole County School Board Ctfs. of Prtn. Series 1998 A, 5% 7/1/23 (MBIA Insured)	Aaa	1,430,000	1,336,349
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Health Sys. Oblig. Group Proj.) 5.5% 10/1/05 (MBIA Insured)	Aaa	1,980,000	2,048,468
Sumter County School District Rev. (Multi-District Ln. Prog.) 7.15% 11/1/15 (FSA Insured)	Aaa	1,000,000	1,213,250
Sunrise Util. Sys. Rev. Series A:
0% 10/1/01 (AMBAC Insured)	Aaa	1,225,000	1,180,704
0% 10/1/02 (AMBAC Insured)	Aaa	1,000,000	918,990
Sunshine State Govt. Fing. Commission Rev. Series A, 5.5% 10/1/05 (FGIC Insured)	Aaa	1,000,000	1,041,160
Tampa Bay Wtr. Util. Sys. Rev.:
Series 1999, 5.75% 10/1/29 (FGIC Insured)	Aaa	6,890,000	7,031,107
6% 10/1/24 (FGIC Insured)	Aaa	2,000,000	2,104,760
Tampa Gen. Oblig.:
(Allegeny Health Sys./Saint Joseph Proj.):
6.7% 12/1/07 (MBIA Insured) (Pre-Refunded to 12/1/01 @ 102) (d)	Aaa	2,535,000	2,642,890
6.75% 12/1/17 (MBIA Insured) (Pre-Refunded to 12/1/01 @ 102) (d)	Aaa	150,000	156,456
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Tampa Gen. Oblig.: - continued
(Catholic Health East Proj.) Series A1:
4.7% 11/15/10 (MBIA Insured)	Aaa	$ 1,500,000	$ 1,480,500
5.5% 11/15/08 (MBIA Insured)	Aaa	1,000,000	1,047,870
Tampa Sports Auth. (Stadium Proj.) 6% 1/1/05 (MBIA Insured)	Aaa	2,235,000	2,352,203
Tampa Util. Tax & Spl. Rev.:
6% 10/1/03 (AMBAC Insured) (b)	Aaa	3,095,000	3,208,215
6% 10/1/04 (AMBAC Insured) (b)	Aaa	3,000,000	3,140,100
Volusia County Edl. Facilities Auth. Rev. (Embry Riddle Aeronautical Univ. Proj.) Series A, 6.125% 10/15/16	Baa2	2,500,000	2,566,425
			394,567,025
Puerto Rico - 3.9%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36	Baa1	2,400,000	2,409,384
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series 2000 C, 6% 7/1/29	Baa1	3,000,000	3,156,960
Series B, 6% 7/1/39	Baa1	7,000,000	7,366,240
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series A, 5.5% 10/1/32	Aaa	1,500,000	1,511,400
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	Aaa	1,750,000	1,770,213
			16,214,197
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $402,012,642)	410,781,222
NET OTHER ASSETS - 0.8%	3,294,934
NET ASSETS - 100%	$ 414,076,156
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Jacksonville Ind. Dev. Rev. (Cargill, Inc. Proj.) 6.4% 3/1/11	7/9/92	$ 1,250,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	81.6%	AAA, AA, A	84.7%
Baa	9.8%	BBB	5.2%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 3.9%.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $1,285,063 or 0.3% of net assets.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
Transportation	14.9%
Health Care	14.7
Water & Sewer	14.3
Special Tax	14.3
General Obligations	9.6
Electric Utilities	9.4
Escrowed/Pre-Refunded	8.3
Resource Recovery	7.9
Others* (individually less than 5%)	6.6
100.0%
* Includes net other assets.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $402,019,079. Net unrealized appreciation aggregated $8,762,143, of which $12,568,291 related to appreciated investment securities and $3,806,148 related to depreciated investment securities.

The fund hereby designates approximately $1,053,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2000, the fund had a capital loss carryforward of approximately $1,115,000 all of which will expire on November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $402,012,642) - See accompanying schedule		$ 410,781,222
Cash		4,664,820
Receivable for fund shares sold		1,038,727
Interest receivable		5,092,128
Total assets		421,576,897
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 6,299,743
Payable for fund shares redeemed	371,122
Distributions payable	654,601
Accrued management fee	126,364
Other payables and accrued expenses	48,911
Total liabilities		7,500,741
Net Assets		$ 414,076,156
Net Assets consist of:
Paid in capital		$ 406,558,680
Undistributed net investment income		50,559
Accumulated undistributed net realized gain (loss) on investments		(1,301,663)
Net unrealized appreciation (depreciation) on investments		8,768,580
Net Assets, for 37,290,631 shares outstanding		$ 414,076,156
Net Asset Value, offering price and redemption price per share ($414,076,156 ÷ 37,290,631 shares)		$11.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 21,439,088
Expenses
Management fee	$ 1,547,049
Transfer agent fees	257,688
Accounting fees and expenses	111,361
Non-interested trustees' compensation	1,185
Custodian fees and expenses	8,157
Registration fees	23,847
Audit	33,049
Legal	21,958
Miscellaneous	1,028
Total expenses before reductions	2,005,322
Expense reductions	(49,636)	1,955,686
Net investment income		19,483,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(998,377)
Change in net unrealized appreciation (depreciation) on investment securities		9,608,839
Net gain (loss)		8,610,462
Net increase (decrease) in net assets resulting from operations		$ 28,093,864

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 19,483,402	$ 19,952,105
Net realized gain (loss)	(998,377)	1,171,772
Change in net unrealized appreciation (depreciation)	9,608,839	(28,313,491)
Net increase (decrease) in net assets resulting from operations	28,093,864	(7,189,614)
Distributions to shareholders From net investment income	(19,516,398)	(19,952,105)
From net realized gain	(944,977)	(3,526,839)
In excess of net realized gain	(107,568)	-
Total distributions	(20,568,943)	(23,478,944)
Share transactions Net proceeds from sales of shares	88,784,441	105,073,856
Reinvestment of distributions	12,069,290	13,834,718
Cost of shares redeemed	(114,413,265)	(116,778,573)
Net increase (decrease) in net assets resulting from share transactions	(13,559,534)	2,130,001
Redemption fees	73,916	93,203
Total increase (decrease) in net assets	(5,960,697)	(28,445,354)
Net Assets
Beginning of period	420,036,853	448,482,207
End of period (including undistributed net investment income of $50,559 and $0, respectively)	$ 414,076,156	$ 420,036,853
Other Information Shares
Sold	8,202,621	9,296,220
Issued in reinvestment of distributions	1,111,899	1,224,448
Redeemed	(10,633,079)	(10,353,481)
Net increase (decrease)	(1,318,559)	167,187

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.880	$ 11.670	$ 11.420	$ 11.230	$ 11.180
Income from Investment Operations Net investment income	.535 B	.515	.526	.539	.546
Net realized and unrealized gain (loss)	.246	(.702)	.300	.190	.054
Total from investment operations	.781	(.187)	.826	.729	.600
Less Distributions
From net investment income	(.535)	(.515)	(.526)	(.539)	(.546)
From net realized gain	(.025)	(.090)	(.050)	-	(.005)
In excess of net realized gain	(.003)	-	-	-	-
Total distributions	(.563)	(.605)	(.576)	(.539)	(.551)
Redemption fees added to paid in capital	.002	.002	.000	.000	.001
Net asset value, end of period	$ 11.100	$ 10.880	$ 11.670	$ 11.420	$ 11.230
Total Return A	7.44%	(1.65)%	7.40%	6.69%	5.59%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 414,076	$ 420,037	$ 448,482	$ 408,391	$ 391,130
Ratio of expenses to average net assets	.51%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after expense reductions	.49% C	.54% C	.55%	.55%	.54% C
Ratio of net investment income to average net assets	4.93%	4.56%	4.56%	4.81%	4.96%
Portfolio turnover rate	30%	25%	24%	25%	28%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan FL Municipal Money Market	3.75%	17.33%	28.64%
Florida Tax-Free Money Market Funds Average	3.51%	16.80%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 24, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 16 money market funds.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Spartan FL Municipal Money Market	3.75%	3.25%	3.09%
Florida Tax-Free Money Market Funds Average	3.51%	3.15%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Spartan Florida Municipal Money Market Fund
Performance - continued

Yields

	11/27/00	8/28/00	5/29/00	2/28/00	11/29/99

Spartan Florida Municipal Money Market Fund	3.95%	3.82%	3.92%	3.45%	3.32%

Florida Tax-Free Money Market Funds Average	3.54%	3.55%	3.58%	3.23%	3.15%

Spartan Florida Municipal Money Market Fund - Tax-equivalent	6.17%	5.97%	6.13%	5.39%	5.19%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Florida tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective 2000 federal income tax rate of 36%. A portion of the fund's income may be subject to the federal alternative minimum tax. Figures for the Florida tax-free money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

3

Annual Report

Spartan Florida Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Norm Lind became Portfolio Manager of Spartan Florida Municipal Money Market Fund on July 1, 2000.

Q. Norm, what was the investment environment like during the 12 months that ended November 30, 2000?

A. The markets experienced an interesting transition. During the first half of the fund's fiscal year, economic growth was strong, unemployment hit historically low levels and consumer spending was robust. To head off inflationary pressures, the Federal Reserve Board continued its program of raising interest rates in an effort to slow growth. From late 1999 through May 2000, the Fed steadily raised the fed funds target rate - the rate banks charge each other for overnight loans - bringing it from 4.75% to 6.50%. Then we witnessed a sea change. Data started to emerge showing that the Fed rate hikes were starting to help slow economic growth. At the same time, inflationary pressures remained subdued in spite of rising energy prices. As a result, market sentiment started to shift.

Q. What happened then?

A. In the summer, the Fed chose to keep rates unchanged at each of its meetings, creating market consensus that it would not only remain on hold through the end of 2000 but might even implement a rate cut as its next move. This view was reinforced late in the period, as data continued to point to the "soft landing" that the Fed was trying to engineer. In such a scenario, Fed rate hikes slow growth enough to head off inflation, but not so much as to spark a recession. The pace of economic growth dipped significantly in the third quarter and industrial production declined a bit. In addition, signs pointed to a slowdown in corporate spending within a climate of a struggling stock market and high energy prices.

Q. How did this environment affect the fund?

A. As 1999 ended, the fund confronted its typical year-end challenge, when investors seek to shelter some of their assets from the Florida intangible tax levied at the end of each calendar year. At the beginning of the period, handling the increase in assets dominated our strategy, as we kept the fund as fully invested as possible to make sure it was appropriately shielded from the intangible tax. Fund assets grew from $460 million at the end of November 1999 to more than $1.3 billion on December 31, 1999. We then turned our focus to liquidating many of our positions in January as the fund rapidly lost assets. During the first half of the fund's fiscal year, we were not compensated for buying longer-term securities. As a result, the fund was focused on one- to three-month commercial paper or seven-day variable-rate demand notes, with increases or decreases in each category a result of the yields they offered and our market outlook. When municipalities offered new issues in the summer and the market shifted toward the expectation of declining interest rates, I increased the fund's average maturity by purchasing six- and 12-month securities. I did so in order to lock in attractive rates. With the turn of the calendar year approaching, it's time once again to focus on keeping the fund invested as much as possible in Florida securities.

Annual Report

Spartan Florida Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 3.87%, compared to 3.32% 12 months ago. The more recent seven-day yield was the equivalent of a 6.05% taxable rate of return for Florida investors in the 36% federal income tax bracket. Through November 30, 2000, the fund's 12-month total return was 3.75%, compared to 3.51% for the Florida tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook, Norm?

A. Revised estimates for U.S. gross domestic product (GDP) for the third quarter of 2000 showed the U.S. economy growing at its slowest pace in several years. We expect more evidence of a slowdown to emerge in the fourth quarter of 2000, demonstrating a trend, not an aberration. Declining stock prices have translated into less disposable income in consumers' pockets, a crucial factor given that consumer spending accounts for two-thirds of GDP. As such, the relative success or failure of retailers in the holiday shopping season could prove to be a telling sign of the direction of the economy. If consumer confidence and spending decline and data continues to show evidence of an economic slowdown, we anticipate that the Fed will most probably start to ease interest rates in the first half of 2001, perhaps even as early as January.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal income tax and the Florida intangible tax, as is consistent with the preservation of capital and liquidity

Fund number: 428

Trading symbol: FSFXX

Start date: August 24, 1992

Size: as of November 30, 2000, more than $498 million

Manager: Norm Lind, since July 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Spartan Florida Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/00	% of fund's investments 5/31/00	% of fund's investments 11/30/99
0 - 30	70.4	88.4	57.4
31 - 90	6.6	2.4	20.4
91 - 180	18.9	3.3	13.2
181 - 397	4.1	5.9	9.0
Weighted Average Maturity
	11/30/00	5/31/00	11/30/99
Spartan Florida Municipal Money Market Fund	40 Days	32 Days	51 Days
Florida Tax-Free Money Market Funds Average*	46 Days	42 Days	55 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2000	As of May 31, 2000
Variable Rate Demand Notes (VRDNs) 65.9%	Variable Rate Demand Notes (VRDNs) 67.8%
Commercial Paper (including CP Mode) 21.0%	Commercial Paper (including CP Mode) 16.1%
Tender Bonds 0.8%	Tender Bonds 4.4%
Municipal Notes 6.5%	Municipal Notes 5.6%
Other Investments and Net Other Assets 5.8%	Other Investments and Net Other Assets 6.1%

*Source: iMoneyNet, Inc.®

Annual Report

Spartan Florida Municipal Money Market Fund

Investments November 30, 2000

Showing Percentage of Net Assets

Municipal Securities - 101.1%
	Principal Amount	Value (Note 1)
Arizona - 0.3%
Navajo County Ind. Dev. Auth. Ind. Rev. (Citizens Communications Co. Proj.) Series 1997, 5.2%, VRDN (a)(d)	$ 1,320,000	$ 1,320,000
Florida - 96.6%
Broward County Fin. Auth. Multi-family Hsg. Rev. (Palm Aire-Oxford Proj.) Series 1990, 4.3% (Continental Casualty Co. Guaranteed), VRDN (a)	1,800,000	1,800,000
Broward County Ind. Dev. Auth. Ind. Dev. Rev. (RIB Associates Proj.) Series 1989, 4.25%, LOC Suntrust Bank, VRDN (a)(d)	1,035,000	1,035,000
Broward County Ind. Dev. Rev. (Femc & Fast Industries, Inc. Proj.) 4.25%, LOC Suntrust Bank, VRDN (a)(d)	1,500,000	1,500,000
Broward County Port Facilities Rev. (Port Everglades Proj.) Series 1998, 4.1% (AMBAC Insured) (BPA Bank of Nova Scotia), VRDN (a)(d)	3,000,000	3,000,000
Broward County School District RAN Series 2000 A, 4.6% 4/11/01	15,000,000	15,019,596
Clay County Hsg. Fin. Auth. Rev. Participating VRDN:
Series 2000 O, 4.27% (Liquidity Facility Bank of America NA) (a)(d)(f)	4,300,000	4,300,000
Series PT 61, 4.27% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(f)	710,000	710,000
Dade County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN Series PT 344, 4.27% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(f)	1,675,000	1,675,000
Dade County Multi-family Hsg. Rev. (Biscayne View Apts. Proj.) Series 1993, 4.65% (Monumental Life Ins. Co. Guaranteed), VRDN (a)(d)	28,475,000	28,475,000
Escambia County Hsg. Fin. Auth. Participating VRDN Series PA 129, 4.27% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	920,000	920,000
Escambia County Hsg. Fin. Rev. Participating VRDN Series RF 00 15, 4.32% (Liquidity Facility Bank of New York NA) (a)(d)(f)	4,605,000	4,605,000
Escambia County Poll. Cont. Rev. (Monsanto Co. Proj.) Series 1994, 4.3%, VRDN (a)	4,775,000	4,775,000
Escambia County Solid Waste Disp. Rev. (Monsanto Co. Proj.) Series 1993, 4.4%, VRDN (a)(d)	5,300,000	5,300,000
Florida Board of Ed. Participating VRDN Series 96C0905 Class A, 4.22% (Liquidity Facility Citibank NA, New York) (a)(f)	9,900,000	9,900,000
Florida Board of Ed. Cap. Outlay:
(Pub. Ed. Proj.) Series B, 6.7% (e)	10,855,000	11,081,129
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Board of Ed. Cap. Outlay: - continued
Participating VRDN:
Series MSDW 00 223, 4.2% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	$ 5,430,000	$ 5,430,000
Series Putters 137, 4.22% (Liquidity Facility J.P. Morgan & Co., Inc.) (a)(f)	16,210,000	16,210,000
Florida Division Bond Fin. Dept. Gen. Svcs. Revs. Participating VRDN Series MSDW 00 317, 4.22% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	5,200,000	5,200,000
Florida Gen. Oblig. Cap. Outlay Participating VRDN Series 00901, 4.22% (Liquidity Facility Citibank NA, New York) (a)(f)	6,100,000	6,100,000
Florida Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Beville-Oxford Proj.) Series 1990 B, 4.3% (Continental Casualty Co. Guaranteed), VRDN (a)	6,000,000	6,000,000
(Brandon-Oxford Proj.) Series 1990 C, 4.3% (Continental Casualty Co. Guaranteed), VRDN (a)	13,100,000	13,100,000
(Hillsborough-Oxford Proj.) Series D, 4.3% (Continental Casualty Co. Guaranteed), VRDN (a)	10,690,000	10,690,000
(Lakes of Northdale Proj.) Series 1984 D, 4.3%, LOC Southtrust Bank NA, VRDN (a)	4,800,000	4,800,000
(Town Colony II Proj.) Series 1985 EE, 4.2%, LOC Cr. Suisse First Boston Bank, VRDN (a)	4,000,000	4,000,000
Florida Hsg. Fin. Corp. Rev.:
Bonds Series PT 451, 4.45%, tender 2/8/01 (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (d)(f)	3,755,000	3,755,000
Participating VRDN:
Series 2000 J, 4.24% (Liquidity Facility Bank of America NA) (a)(d)(f)	4,995,000	4,995,000
Series CDC 00 N, 4.37% (Liquidity Facility Caisse des Depots et Consignations) (a)(d)(f)	4,995,000	4,995,000
Series FRRI 12, 4.35% (Liquidity Facility Bank of New York NA) (a)(d)(f)	10,735,000	10,735,000
(Riverside Apts. Proj.) Series 2000 1, 4.2%, LOC Bank of America NA, VRDN (a)(d)	3,000,000	3,000,000
(Waterford Pointe Apts. Proj.) Series 2000 E1, 4.2%, LOC Fannie Mae, VRDN (a)	4,000,000	4,000,000
Florida Local Govt. Fin. Auth. Rev.:
(Lake Wales Med. Centers, Inc. Proj.) Series 1994, 4.45%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	2,200,000	2,200,000
Series A, 4.4% 2/16/01, LOC First Union Nat'l. Bank, North Carolina, CP	7,350,000	7,350,000
Series B, 4.4% 1/19/01, LOC First Union Nat'l. Bank, North Carolina, CP (d)	5,500,000	5,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Tpk. Auth. Tpk. Rev. Participating VRDN:
Series MSDW 00 273, 4.2% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	$ 2,800,000	$ 2,800,000
Series MSDW 00 355, 4.2% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	4,000,000	4,000,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series PA 535, 4.27% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	4,800,000	4,800,000
Halifax Hosp. Med. Ctr. TAN 4.5% 3/15/01, LOC Bank of America NA	9,000,000	9,004,459
Hillsborough County Hsg. Fin. Auth. Multi-family Rev.:
(Brandon Crossing Apts. Proj.) Series 1998 A, 4.2%, LOC Amsouth Bank NA, Birmingham, VRDN (a)(d)	5,500,000	5,500,000
(Lakewood Shores Apt. Proj.) Series 2000 A, 4.2%, LOC Bank of America NA, VRDN (a)(d)	3,750,000	3,750,000
Hillsborough County Ind. Dev. Auth. Ind. Dev. Rev. (Vigo Importing Co. Proj.):
4.35%, LOC Bank of America NA, VRDN (a)(d)	1,100,000	1,100,000
4.4%, LOC Bank of America NA, VRDN (a)(d)	845,000	845,000
Jacksonville Elec. Auth. Rev.:
Participating VRDN Series Merlots 00 FF, 4.29% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	5,195,000	5,195,000
Series C1, 4.35% 4/10/01, CP	3,000,000	3,000,000
Jacksonville Gen. Oblig. 4.4% 3/8/01, CP	5,000,000	5,000,000
Jacksonville Poll. Cont. Rev. Bonds (Florida Pwr. & Lt. Co. Proj.):
Series 1992, 4.35% tender 2/13/01, CP mode	1,500,000	1,500,000
Series 1994, 4.5% tender 1/10/01, CP mode	3,500,000	3,500,000
Kissimmee Util. Auth. Elec. Sys. Rev. Series 00 A, 4.7% 1/4/01, CP	5,000,000	5,000,000
Lee County Arpt. Rev. Participating VRDN:
Series PA 679R, 4.27% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	2,750,000	2,750,000
Series ROC II R14, 4.24% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	6,870,000	6,870,000
Lee County Hosp. Board Directors Hosp. Rev. Bonds (Lee Memorial Hosp. Proj.):
Series 1985 C, 4.35% tender 3/8/01 (Liquidity Facility Suntrust Bank), CP mode	1,300,000	1,300,000
Series 1992 B:
4.35% tender 3/8/01 (Liquidity Facility Suntrust Bank), CP mode	5,800,000	5,800,000
4.4% tender 4/10/01 (Liquidity Facility Suntrust Bank), CP mode	10,900,000	10,900,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Lee County Hosp. Board Directors Hosp. Rev. Bonds (Lee Memorial Hosp. Proj.): - continued
Series 1995 A, 4.35% tender 3/8/01 (Liquidity Facility Suntrust Bank), CP mode	$ 13,900,000	$ 13,900,000
Series 1997 B, 4.4% tender 4/10/01 (Liquidity Facility Suntrust Bank), CP mode	6,700,000	6,700,000
Manatee County Hsg. Fin. Auth. Multi-family Hsg. Rev.:
(Centre Court Apartments Proj.) Series 2000 A, 4.2%, LOC Suntrust Bank, VRDN (a)(d)	3,850,000	3,850,000
(Sabal Palm Harbour Apt. Proj.) Series B, 4.39%, LOC Bank of America NA, VRDN (a)(d)	3,930,000	3,930,000
Miami Dade County Aviation Series A, 4.35% 2/13/01, LOC Morgan Guaranty Trust Co., NY, LOC State Street Bank & Trust Co., CP (d)	4,697,000	4,697,000
Miami Dade County Hsg. Fin. Auth. Participating VRDN Series Merlots 00 HHH, 4.34% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	4,800,000	4,800,000
Miami Health Facilities Auth. Rev. (Miami Jewish Home and Hosp. for the Aged Proj.) Series 1992, 4.2%, LOC Suntrust Bank, VRDN (a)	1,800,000	1,800,000
Miami-Dade County Ind. Dev. Auth. Rev. (Palmer Trinity School Proj.) 4.25%, LOC Bank of America NA, VRDN (a)	3,000,000	3,000,000
Ocean Hwy. & Port Auth. Rev. Series 1990, 4.3%, LOC ABN-AMRO Bank NV, VRDN (a)(d)	1,100,000	1,100,000
Okeechobee County Solid Waste Rev. (Chambers Waste Sys. Proj.) Series 1992, 4.25%, LOC Morgan Guaranty Trust Co., NY, VRDN (a)(d)	6,400,000	6,400,000
Orange County Health Facilities Auth. Rev. (Florida Hosp. Assoc. Health Proj.) Series 2000 A, 4.2%, VRDN (a)	9,800,000	9,800,000
Orange County Hsg. Fin. Auth. Homeowner Rev. Bonds Series 2000 B2, 4.65% 6/29/01 (AMBAC Guaranteed) (d)	5,000,000	5,000,000
Orange County Hsg. Fin. Auth. Multi-family Hsg. Rev.:
(Falcon Trace Apt. Proj.) Series 1998 D, 4.3%, LOC Amsouth Bank NA, Birmingham, VRDN (a)(d)	4,035,000	4,035,000
(Osprey Ridge Apts. Proj.) Series 2000 H, 4.2%, LOC Fannie Mae, VRDN (a)	5,200,000	5,200,000
(West Point Villas Apt. Proj.) Series 2000 F, 4.2%, LOC Fannie Mae, VRDN (a)(d)	5,750,000	5,750,000
Orange County Indl. Dev. Auth. Indl. Dev. Rev. (Advanced Drainage Sys., Inc. Proj.) 4.4%, LOC Nat'l. City Bank, VRDN (a)(d)	4,675,000	4,675,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Palm Beach County Hsg. Auth. Single Family Homeowner BAN 4.65% 5/1/01 (d)	$ 3,750,000	$ 3,750,000
Palm Beach County Hsg. Dev. Corp. Multi-family Rev. (Caribbean Villas Proj.) Series 1998, 4.3% (Fannie Mae Guaranteed), VRDN (a)(d)	5,245,000	5,245,000
Palm Beach County Rev. (Saint Andrews School Boca Raton Proj.) Series 1998, 4.25%, LOC Bank of America NA, VRDN (a)	3,000,000	3,000,000
Pasco County Ind. Dev. Rev. (Pacific Med., Inc. Proj.) Series 1999, 4.4%, LOC Bank of America NA, VRDN (a)(d)	2,150,000	2,150,000
Pensacola Rev. (Harborview Corp. Proj.) 4.4%, LOC Amsouth Bank NA, Birmingham, VRDN (a)	2,670,000	2,670,000
Pinellas County Hsg. Fin. Auth. Single Family Hsg. Rev. Participating VRDN Series PT 352, 4.27% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(f)	4,480,000	4,480,000
Pinellas County Hsg. Fin. Multi-family Hsg. Rev. (Mariners Pointe Apts. Proj.) 4.2%, LOC Fannie Mae, VRDN (a)(d)	4,000,000	4,000,000
Pinellas County Ind. Council Ind. Dev. Rev. (Hunter Douglas, Inc. Proj.) 4.25%, LOC ABN-AMRO Bank NV, VRDN (a)(d)	2,100,000	2,100,000
Pinellas County School District TAN 4.65% 6/29/01	4,700,000	4,709,699
Polk County Indl. Dev. Auth. Ind. Dev. Rev. (Farmland Hydro LP Proj.) 4.25%, LOC RaboBank Nederland Coop. Central, VRDN (a)(d)	10,000,000	10,000,000
Reedy Creek Impt. District Participating VRDN Series 96C0904 Class A, 4.22% (Liquidity Facility Citibank NA, New York) (a)(f)	6,975,000	6,975,000
Saint Lucie County Poll. Cont. Rev. Bonds:
(Florida Pwr. & Lt. Co. Proj.) Series 1994 A, 4.55% tender 12/14/00, CP mode	3,000,000	3,000,000
4.55% tender 12/14/00, CP mode	5,000,000	5,000,000
Saint Lucie County Solid Waste Disp. 4.15%, VRDN (a)(d)	10,000,000	10,000,000
Saint Petersburg Cap. Impt. Rev. (Arpt. Proj.) Series 1997 C, 4.25%, LOC Suntrust Bank, VRDN (a)(d)	1,190,000	1,190,000
Sarasota County Pub. Hosp. District Rev. Bonds (Sarasota Memorial Hosp. Proj.):
Series 1996 A, 4.4% tender 4/12/01, CP mode	10,000,000	10,000,000
Series A, 4.35% tender 3/8/01, CP mode	6,000,000	6,000,000
Sunshine State Govt. Fing. Commission Rev.:
Series C, 4.35% 2/8/01 (FGIC Insured) (AMBAC Insured), CP	2,000,000	2,000,000
Series D, 4.3% 4/11/01 (FGIC Insured) (AMBAC Insured), CP	4,700,000	4,700,000
Series 1986, 4.2% (AMBAC Insured), VRDN (a)	3,700,000	3,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Tamarac Indl. Dev. Rev. (Fazio Hldgs. LP Proj.) Series 2000, 4.35%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)(d)	$ 6,400,000	$ 6,400,000
Tampa Bay Wtr. Util. Sys. Rev. Participating VRDN Series MSDW 98 112, 4.2% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	1,300,000	1,300,000
		481,776,883
Wisconsin - 0.5%
Wisconsin Hsg. & Econ. Dev. Auth. Single Family Rev. Participating VRDN Series PT 324, 4.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	2,515,000	2,515,000
	Shares
Other - 3.7%
Fidelity Municipal Cash Central Fund, 4.30% (b)(c)	18,764,792	18,764,792
TOTAL INVESTMENT PORTFOLIO - 101.1%	504,376,675
NET OTHER ASSETS - (1.1)%	(5,512,784)
NET ASSETS - 100%	$ 498,863,891
Total Cost for Income Tax Purposes $ 504,376,675
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At November 30, 2000, the fund had a capital loss carryforward of approximately $49,000 of which $18,000 and $31,000 will expire on November 30, 2005 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value - See accompanying schedule		$ 504,376,675
Receivable for fund shares sold		2,422,137
Interest receivable		4,434,406
Total assets		511,233,218
Liabilities
Payable to custodian bank	$ 9,625
Payable for investments purchased	10,000,000
Payable for fund shares redeemed	2,007,070
Distributions payable	155,988
Accrued management fee	195,291
Other payables and accrued expenses	1,353
Total liabilities		12,369,327
Net Assets		$ 498,863,891
Net Assets consist of:
Paid in capital		$ 498,912,614
Accumulated net realized gain (loss) on investments		(48,723)
Net Assets, for 498,912,614 shares outstanding		$ 498,863,891
Net Asset Value, offering price and redemption price per share ($498,863,891 ÷ 498,912,614 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Interest		$ 22,983,407
Expenses
Management fee	$ 2,775,767
Non-interested trustees' compensation	1,797
Total expenses before reductions	2,777,564
Expense reductions	(136,792)	2,640,772
Net investment income		20,342,635
Net Realized Gain (Loss) on Investments		(30,373)
Net increase (decrease) in net assets resulting from operations		$ 20,312,262

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 20,342,635	$ 14,984,383
Net realized gain (loss)	(30,373)	35,714
Net increase (decrease) in net assets resulting from operations	20,312,262	15,020,097
Distributions to shareholders from net investment income	(20,342,635)	(14,984,383)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,229,490,670	1,095,048,709
Reinvestment of distributions from net investment income	17,952,285	13,287,124
Cost of shares redeemed	(1,208,853,434)	(1,100,944,443)
Net increase (decrease) in net assets and shares resulting from share transactions	38,589,521	7,391,390
Total increase (decrease) in net assets	38,559,148	7,427,104
Net Assets
Beginning of period	460,304,743	452,877,639
End of period	$ 498,863,891	$ 460,304,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.037	.028	.031	.032	.031
Less Distributions
From net investment income	(.037)	(.028)	(.031)	(.032)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.75%	2.85%	3.17%	3.29%	3.17%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 498,864	$ 460,305	$ 452,878	$ 421,406	$ 402,278
Ratio of expenses to average net assets	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.48% C	.46% C	.48% C	.49% C	.47% C
Ratio of net investment income to average net assets	3.66%	2.81%	3.13%	3.21%	3.15%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Florida Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Florida. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards, futures transactions and losses deferred due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

The short-term trading fee period will be reduced to 30 days for shares redeemed after January 26, 2001.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

When-Issued Securities. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

When-Issued Securities - continued

changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Income Fund. Purchases and sales of securities, other than short-term securities, aggregated $116,503,257 and $127,983,268, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee

Income Fund. For the period December 1, 1999 to December 31, 1999, as the income fund's investment advisor, FMR received a fee that was computed daily at an annual rate of .55% of the fund's average net assets. FMR paid all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. Under the Amended Contract effective January 1, 2000, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the Amended Contract period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. Under the Amended Contract, the income fund is responsible for paying all other expenses unless they are borne by FMR under a voluntary expense limit.

Money Market Fund. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Money Market Fund - continued

fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $3,472.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the income fund's transfer and shareholder servicing agent and accounting functions. The income fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Money Market Insurance - continued

resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, FMR has borne the cost of the fund's premium payable to FIDFUNDS.

5. Expense Reductions.

Through arrangements with the income fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period the fund's custodian and transfer agent fees were reduced by $14,524 and $24,448, respectively. Prior to January 1, 2000, under the all-inclusive fee structure, credits realized totaling $10,664 were used to reduce a portion of the income fund's expenses.

In addition, through arrangements with the money market fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. For the period, the fund's expenses were reduced by $136,792 under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan Florida Municipal Income Fund and Spartan Florida Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Florida Municipal Income Fund (a fund of Fidelity Court Street Trust) and Spartan Florida Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2000 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2001

Annual Report

Distributions

The Board of Trustees of Spartan Florida Municipal Income Fund voted to pay on January 2, 2001, to shareholders of record at the opening of business on December 29, 2000, a distribution of $.002 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2000, 100% of the income and money market funds' income dividends were free from federal income tax, and 20.80% and 39.32%, respectively, of the funds' income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Adviser,
Money Market Fund

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

Christine J. Thompson, Vice President -
Income Fund

Norman U. Lind, Vice President -
Money Market Fund

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant
Vice President

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
 and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFC-ANN-0101 122220
1.539163.103

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Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com